As filed with the Securities and Exchange Commission on September 28, 2012

SECURITIES ACT FILE NO. 333-135105
INVESTMENT COMPANY ACT FILE NO. 811-21910

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |X|
Pre-Effective Amendment No.                                                                       |   |

Post Effective Amendment No. 123                                                               |X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                   |X|

Amendment No. 125                                    |X|

(Check appropriate box or boxes)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

2455 CORPORATE WEST DRIVE
LISLE, ILLINOIS 60532
(Address of Principal Executive Offices)

(630) 505-3700
Registrant's Telephone Number

KEVIN M. ROBINSON, ESQ.
GUGGENHEIM FUNDS INVESTMENT ADVISORS , LLC
2455 CORPORATE WEST DRIVE
LISLE, ILLINOIS 60532
(Name and Address of Agent for Service)

Copy to:
STUART M. STRAUSS, ESQ.
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
____X____ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.
_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

2 |

Summary Information

Guggenheim Canadian Energy Income ETF (ENY)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.29%
Total annual Fund operating expenses	0.79%
Expense Reimbursements(2)	0.09%
Total annual Fund operating expenses after
Expense Reimbursements	0.70%
1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% of average net assets per year (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

PROSPECTUS | 3

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$278	$522	$1,223

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. As of the date of this prospectus, the Index is comprised of 34 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, NASDAQ or NYSE. The universe of companies includes approximately 250 TSX listed oil and gas sector securities including royalty trusts, as defined by the TSX, and approximately 20 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (“SWM” or the “Index Provider”). The Fund will invest at least 90% of its total assets in securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that

4 |

are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

PROSPECTUS | 5

Canadian Risk. As the Fund invests in Canadian royalty trusts and stocks listed on the TSX, the Fund is subject to the following risks:

Commodity Exposure Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

Reliance on Exports Risk. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy.

U.S. Economic Risk. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy.

Structural Risk (Political Risk). In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Canadian Royalty Trust Risk. As the Fund invests in Canadian royalty trusts, it is subject to the following risks applicable to Canadian royalty trusts:

Lack of diversification. The royalty trusts in which the Fund invests are heavily invested in oil and gas.

Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business.

No guarantees. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Potential for tax recharacterization or changes. Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules

6 |

have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

PROSPECTUS | 7

Fund Performance

The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

The Fund commenced operations on July 3, 2007. The Fund’s year-to-date total return was -11.66% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 36.25% and -45.18%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(7/3/07)
Returns Before Taxes	-13.36%	-4.26%
Returns After Taxes on Distributions	-14.19%	-5.70%
Returns After Taxes on Distributions and Sale of Fund Shares	-8.68%	-4.40%
Sustainable Canadian Energy Income Index (reflects
no deduction for fees, expenses or taxes)	-11.80%	-2.44%
Standard & Poor’s/TSX Composite Index (reflects
no deduction for fees, expenses or taxes)	-10.74%	0.47%

8 |

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | 9

Guggenheim China Real Estate ETF (TAO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.85%
Total annual Fund operating expenses	1.35%
Expense Reimbursements(2)	0.65%
Total annual Fund operating expenses
after Expense Reimbursements	0.70%
1.The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2.The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% of average net assets per year (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

10 |

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$278	$652	$1,703

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, which are Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth below under “Index Construction”).

The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary

PROSPECTUS | 11

receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in

12 |

terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

China Investment Risk. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

From time to time, certain of the companies comprising the Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company’s performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in any such companies, the Fund is indirectly subject to those risks.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries,

PROSPECTUS | 13

entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Real Estate Securities and REIT Risk. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include possible declines in the value of real estate, increased competition and other risks related to national, state or local real estate conditions, obsolescence of properties, changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws and possible environmental liabilities, overbuilding in a real estate company’s market, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rent and fluctuations in rental income.

Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers.

In addition, the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and

14 |

administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in any such company.

Limited Exposure Risk. China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth under “Index Construction.” China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

PROSPECTUS | 15

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 5% of the Index at the time of each annual rebalance, changes in the market value of the Index’s constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

16 |

Calendar Year Total Return as of 12/31

The Fund commenced operations on December 18, 2007. The Fund’s year-to-date total return was 21.61% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 58.57% and -31.05%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(12/18/07)
Returns Before Taxes	-25.49%	-8.94%
Returns After Taxes on Distributions	-25.83%	-9.62%
Returns After Taxes on Distributions and Sale of Fund Shares	-16.57%	-7.79%
AlphaShares China Real Estate Index (reflects no deduction
for fees, expenses or taxes)	-25.02%	-8.07%
Morgan Stanley Capital International China Index
(reflects no deduction for fees, expenses or taxes)	-18.41%	-7.78%

PROSPECTUS | 17

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18 |

Guggenheim China Small Cap ETF (HAO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.37%
Total annual Fund operating expenses	0.92%
Expense Reimbursements(2)	0.17%
Total annual Fund operating expenses
after Expense Reimbursements	0.75%
1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.70% of average net assets per year (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

PROSPECTUS | 19

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$294	$568	$1,350

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC (“AlphaShares” or the “Index Provider”) defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund has adopted

20 |

a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

China Investment Risk. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate

PROSPECTUS | 21

economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

From time to time, certain of the companies comprising the Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company’s performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund is indirectly subject to those risks.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those

22 |

markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Industrial Sector Risk. The stock prices of companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrial sector. Companies in the industrial sector may be at risk for environmental damage and product liability claims.

Limited Exposure Risk. China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth under “Index Construction.” China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the applicable sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Small Company Risk. Investing in securities of small companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

PROSPECTUS | 23

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 5% of the Index at the time of each annual rebalance, changes in the market value of the Index’s constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

24 |

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

The Fund commenced operations on January 30, 2008. The Fund’s year-to-date return was 0.98% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 52.30% and -33.69%, respectively, for the quarters ended June 30, 2009 and September 30, 2011.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(1/30/08)
Returns Before Taxes	-33.40%	-4.23%
Returns After Taxes on Distributions	-34.12%	-4.69%
Returns After Taxes on Distributions and Sale of Fund Shares	-21.71%	-3.78%
AlphaShares China Small Cap Index (reflects no deduction
for fees, expenses or taxes)	-32.82%	-3.17%
MSCI China Index (reflects no deduction for fees, expenses
or taxes)	-18.41%	-4.72%

PROSPECTUS | 25

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26 |

Guggenheim Frontier Markets ETF (FRN)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or service (12b-1) fees(1)	—%
Other expenses	0.31%
Total annual Fund operating expenses	0.81%
Expense Reimbursements(2)	0.11%
Total annual Fund operating expenses after
Expense Reimbursements	0.70%
1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2.The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% of average net assets per year (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

PROSPECTUS | 27

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$278	$527	$1,240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended May 31, 2012, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. The Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of certain countries that are represented in the Index. As of August 31, 2012, the Index was comprised of 38 constituents. The Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE AMEX, and Nasdaq Stock Market (“NASDAQ”) of companies from countries that are defined as the “Frontier Market.” The Bank of New York Mellon, the Fund's index provider (“BNY Mellon” or the “Index Provider”), defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential Index constituents includes all liquid ADRs and GDRs which meet the criteria set forth under "Index Construction" with respect to trading volume and market capitalization. As of August 31, 2012, potential Index constituents include securities with free-float market capitalizations greater than $100 million which may include securities of all categories of market capitalizations, as defined by the Index Provider.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the securities underlying such ADRs and GDRs. The Fund also will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider from time to time in the manner set forth above. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these

28 |

policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs or GDRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR or GDR is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns

PROSPECTUS | 29

than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Risks of Investing In Frontier Securities. Frontier market countries are emerging market countries. Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders of U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of

30 |

mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

PROSPECTUS | 31

As of August 31, 2012, a significant percentage of the Index is comprised of securities of companies from Chile, Colombia and Egypt. To the extent that the Index is focused on securities of any one country, including Chile, Colombia and Egypt, the value of the Index, and thus the Fund, will be especially affected by adverse developments in such country, including the risks described above.

Political Risk. Certain of the frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Licensing, Custody and Settlement Risk. Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the Investment Company Act of 1940, as amended, permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

32 |

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which if unable to deliver shares after a certain period of time, a counter party has the right to go to market, purchase a security at the current market price and have any additional expense borne by the fund or transfer agent.

As a result of the ramifications of voting ballots in share blocking proxy markets, the Investment Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Non-Correlation Risk. The Fund has historically experienced differences between the Fund’s return and that of the Index (“tracking error”), which often have been substantial and exceed those experienced by many other ETFs. The tracking error experienced by the Fund has generally arisen from the application of the Fund’s fair valuation policies to certain underlying securities which, despite being listed on a stock exchange (as set forth under “Principal Investment Strategies”), may not experience trades on a daily basis. The underlying Index is not required to fair value its constituents. In addition, the Fund’s return may not match the return of the Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise holds instruments other than those which constitute the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

PROSPECTUS | 33

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap securities involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 10% of the Index at the time of each quarterly rebalance, changes in the market value of the Index’s constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

34 |

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

The Fund commenced operations on June 12, 2008. The Fund’s year-to-date total return was 5.75% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 35.80% and -32.92%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(6/12/08)
Returns Before Taxes	-20.81%	-5.73%
Returns After Taxes on Distributions	-22.01%	-6.44%
Returns After Taxes on Distributions and Sale of Fund Shares	-13.53%	-5.21%
The BNY Mellon New Frontier DR Index (reflects no deduction
for fees, expenses or taxes)	-20.73%	-4.85%
MSCI Emerging Markets Index (reflects no deduction for fees,
expenses or taxes)	-18.42%	-3.51%

PROSPECTUS | 35

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36 |

Guggenheim International Multi-Asset Income ETF (HGI)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.42%
Acquired Fund Fees and Expenses(2)	0.14%
Total annual Fund operating expenses	1.06%
Expense Reimbursements(3)	0.22%
Total annual Fund operating expenses	0.84%
after Expense Reimbursements
1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2. Acquired Fund Fees and Expenses include the Fund’s pro rata portion of the management fees and operating expenses of closed-end funds in which the Fund invested during its fiscal year ended May 31, 2012. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

3. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% of average net assets per year (the”Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. Acquired Fund Fees and Expenses are not subject to the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

PROSPECTUS | 37

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$86	$322	$627	$1,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended May 31, 2012, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. The Index is comprised of approximately 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The Fund will invest at least 90% of its total assets in stocks that comprise the Index (and underlying securities representing the ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in

38 |

proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the

PROSPECTUS | 39

currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain.  A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Financial Services Sector Risk.The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial

40 |

services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Canadian Risk. As the Fund invests in Canadian royalty trusts and stocks listed on the Toronto Stock Exchange, the Fund is subject to the following risks:

Commodity Exposure Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

Reliance on Exports Risk. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy.

U.S. Economic Risk. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy.

Structural Risk (Political Risk). In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Canadian Royalty Trust Risk. As the Fund invests in Canadian royalty trusts, it is subject to the following risks applicable to Canadian royalty trusts:

Lack of diversification. The royalty trusts in which the Fund invests are heavily invested in oil and gas.

Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business.

No guarantees. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Potential for tax recharacterization or changes. Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”)

PROSPECTUS | 41

are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

REIT Risk. The risks of investing in real estate companies include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks of Investing in Other Investment Companies. Shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund must continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a semi-annual basis, the Fund’s costs associated with

42 |

rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Fund Performance

The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at www.guggenheimfunds.com.

PROSPECTUS | 43

Calendar Year Total Return as of 12/31

The Fund commenced operations on July 11, 2007. The Fund’s year-to-date total return was -0.88% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 33.97% and -24.82%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(7/11/07)
Returns Before Taxes	-11.06%	-4.84%
Returns After Taxes on Distributions	-12.63%	-6.41%
Returns After Taxes on Distributions and Sale of Fund Shares	-7.12%	-4.92%
Zacks International Multi-Asset Income Index (reflects
no deduction for fees, expenses or taxes)	-10.57%	-4.31%
Morgan Stanley Capital International EAFE Index (reflects
no deduction for fees, expenses or taxes)	-12.14%	-7.80%

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

44 |

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | 45

Guggenheim Shipping ETF (SEA)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (comprehensive management fee)	0.65%
Distribution and/or service (12b-1) fees(1)	–%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$262	$474	$1,085

46 |

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, will seek to replicate, before the Fund’s fees and expenses, the performance of the Index. The Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (“CME Indexes” or the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). As of the date of this Prospectus, a significant percentage (i.e., greater than 25%) of the Index was comprised of companies in the industrials and energy sectors. The companies in the Index may be located in any country, including those classified as emerging markets. The Index constituents are weighted based on their float-adjusted market capitalization and, as of August 31, 2012, the market capitalizations of the 25 stocks included in the Index range from $100 million to $2 billion, which includes micro-, small-, mid- and large-capitalization stocks as defined by the Index Provider. As of that date, the Index constituents’ countries of domicile were represented (in approximate market capitalization) in the Index as follows: United States 40.22%, Denmark 18.54%, Japan 12.92%, China 7.28%, Singapore 7.10%, Hong Kong 6.98%, Greece 5.19% and Norway 1.76%.

The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The depositary receipts included in the Index may be sponsored or unsponsored. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved.

PROSPECTUS | 47

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another stock in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to July 27, 2011, the Fund sought to replicate, before the Fund’s fees and expenses, the performance of the Delta Global Shipping Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Shipping Industry Risk. Due to the composition of the Index, the Fund will concentrate its investments in securities of companies in the shipping industry. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. Companies in the shipping industry are subject to volatile fluctuations in the price and supply of energy fuels, steel, raw materials and other products transported by containerships. In addition, changes in seaborne transportation patterns,

48 |

weather patterns and events including hurricane activity, commodities prices, international politics and conflicts, port congestion, canal closures, embargoes and labor strikes can significantly affect companies involved in the maritime shipping of crude oil, dry bulk and container cargo.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain.  A default or debt restructuring by any

PROSPECTUS | 49

European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Risks Related to Investing in Japan. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the

Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. In March of 2011 Japan suffered a major earthquake and tsunami, which resulted in a nuclear crisis and which significantly impacted the Japanese economy. Japan’s economy is still recovering from the impact of these incidents, and is therfore particularly subject to certain risks as described above. In particular, the effects of radiation caused by the nuclear meltdown remain a depressant to farming and agriculture in northern Japan. Japan remains subject to the risk of additional environmental events or natural disasters.

Small and Medium- Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

50 |

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available abou these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise holds investments other than those that comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

PROSPECTUS | 51

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

The Fund commenced operations on June 11, 2010. The Fund’s year-to-date total return was 10.46% as of June 30, 2012.

During the period shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 0.01% and -33.93%, respectively, for the quarters ended December 31, 2011 and September 30, 2011.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

			Since
Average Annual Total Returns for the			inception
Periods Ended December 31, 2011	1 year		(6/11/10)
Returns Before Taxes	-44.60%		-27.60%
Returns After Taxes on Distributions	-45.48%		-28.55%
Returns After Taxes on Distributions and Sale of Fund Shares	-28.75%		-23.38%
Dow Jones Global Shipping IndexSM
(reflects no deduction for fees, expenses or taxes)	-37.28%		-18.81%
Delta Global Shipping IndexSM/Dow Jones Global Shipping Index
(reflects no deduction for fees, expenses or taxes)	-43.55	%1	-26.55	%2
MSCI World Index
(reflects no deduction for fees, expenses or taxes)	-5.54%		8.46%
1 The benchmark return reflects the blended return of the Delta Global Shipping Index from 1/01/11 – 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 – 12/31/11.

2 The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 – 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 – 12/31/11.

52 |

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since its inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca, Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | 53

Guggenheim Timber ETF (CUT)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.32%
Total annual Fund operating expenses	0.82%
Expense Reimbursements(2)	0.12%
Total annual Fund operating expenses
after Expense Reimbursements	0.70%
1. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% of average net assets per year (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

54 |

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$72	$278	$529	$1,249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index. All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. Potential Index constituents include securities with market capitalizations greater than $300 million, which includes securities of all categories of market capitalizations, as determined by Beacon. The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be

PROSPECTUS | 55

possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Global Timber Industry Risk. As the Index is comprised of issuers in the global timber industry, the Fund is therefore focused in that industry. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, global timber companies may harvest less timber than expected. Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from

56 |

excess capacity. Global timber companies are subject to many federal, state and local environmental, health and safety laws and regulations, particularly with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber companies, particularly wood products. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain.  A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect
PROSPECTUS | 57

the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Basic Materials Sector Risk. Companies in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the basic materials sector are at risk for environmental damage and product liability claims. Companies in the basic materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of

58 |

the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 4.5% of the Index at the time of each quarterly rebalance, changes in the market value of the Index’s constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United

States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

FundPerformance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

The Fund commenced operations on November 9, 2007. The Fund’s year-to-date total return was -19.14% as of June 30, 2012.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 44.84% and -26.14%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

PROSPECTUS | 59

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2011	1 year	(11/9/07)
Returns Before Taxes	-17.48%	-7.34%
Returns After Taxes on Distributions	-18.14%	-8.05%
Returns After Taxes on Distributions and Sale of Fund Shares	-11.36%	-6.50%
Beacon Global Timber Index (reflects no	-16.56%	-6.09%
deduction for fees, expenses or taxes)
Dow Jones World Forestry & Paper Index (reflects
no deduction for fees, expenses or taxes)	-25.88%	-11.98%
MSCI World Index (reflects no deduction for fees,
expenses or taxes)	-5.54%	-5.27%
STOXX Europe Total Market Forestry & Paper Index
(reflects no deduction for fees, expenses or taxes)	-30.63%	-12.61%

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60 |

Guggenheim Yuan Bond ETF (RMB)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a Yuan bond index called the AlphaShares China Yuan Bond Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (comprehensive management fee)	0.65%
Distribution and service (12b-1) fees(1)	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid in the first 12 months from the date of this prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$262	$474	$1,085

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

PROSPECTUS | 61

costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period September 22, 2011 (the Fund’s commencement of operations) through May 31, 2012, the Fund’s portfolio turnover was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, will seek to replicate, before the Fund’s fees and expenses, the performance of the AlphaShares China Yuan Bond Index. The Index is a rules-based index comprised of, as of August 31, 2012, approximately 57 securities. The securities in the Index are bonds that are eligible for investment by U.S. and other foreign investors and denominated in Chinese Yuan, whether issued by Chinese or non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. The Fund will not invest in onshore securities in mainland China. The Index includes bonds issued by mainland Chinese entities with a minimum of Yuan 1 billion outstanding par value, as well as bonds issued by non-mainland Chinese entities (which have no minimum outstanding par value requirement). All of the bond issues or issuers must have an investment grade rating by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings of Baa3/BBB-/BBB-, respectively, or better. Bonds must have a minimum of one year maturity for inclusion in the Index. Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index. The interest rates of the floating rate bonds in the Index typically adjust based upon the then-current Shanghai Interbank Offered Rate on a quarterly basis. The Chinese Yuan-denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Interactive Data Corporation (the “Index Administrator”). The Fund will invest at least 80% of its total assets in fixed income securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”) (the “Investment Sub-Advisers”) seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Advisers use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, duration and other financial characteristics of fixed income securities. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular index securities on the performance of the Index and the availability of

62 |

particular securities in the secondary market. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Adviser and Investment Sub-Advisers may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser and Investment Sub-Advisers believe are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. As of the date of this Prospectus, a significant percentage (i.e., greater than 30%) of the Index was comprised of companies in the financial services and government-related issues sectors. Within the financial services sector, the Index was concentrated in the Chinese banking industry. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The government-related issues sector includes debt securities issued by the Chinese government, Chinese government agencies and instrumentalities, and supranational agencies. Sector and industry allocation is not a factor in the construction of the Index and, accordingly, the Index’s allocations to any particular sector or industry may increase or decrease over time.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Foreign Issuers Risk. The Fund invests in Chinese Yuan-denominated bonds of foreign corporations, governments, agencies and instrumentalities and supranational agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

China Investment Risk. The Index includes only bonds open to foreign ownership by U.S. investors. Accordingly, the Index does not include, and the Fund will not invest in, securities traded in mainland China. As a result, returns achieved by non-Chinese investors, such as the Fund, could differ from those available to domestic investors in mainland China. While the Index does not include securities traded in mainland China, Yuan-denominated bonds issued by mainland Chinese government, government agency and instrumentality, and bank issuers trading on the secondary market will be included in the Index. Investing in Chinese bonds involves additional risks, including: the economy of China differs, often unfavorably, from the

PROSPECTUS | 63

U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities issued by Chinese issuers because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain Yuan-denominated securities.

Currency Risk. Changes in currency exchange rates and the relative value of the Chinese Yuan will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese Yuan depreciates against the U.S. dollar. This is true even if the Chinese Yuan value of securities in the Fund’s portfolio goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Yuan is currently not a freely convertible currency. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. In addition, the Chinese government places strict regulation on the Yuan and manages the Yuan so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar, which could increase the value of the Yuan relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the Yuan will move in relation to the U.S. dollar as expected. Further, the Chinese government’s imposition of restrictions on the repatriation of Yuan out of mainland China may limit the depth of the offshore Yuan market and reduce the liquidity of the Fund’s investments. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected.

Limited Pool of Investments. The Index consists of Chinese-Yuan denominated debt securities issued or distributed outside mainland China. However, the quantity of such debt securities that are available for inclusion in the Index, and thus for the Fund to invest in, is currently limited, and the remaining duration of such instruments may be short. This may adversely affect the Fund’s return and performance. The Chinese government may restrict the ability of non-Chinese issuers to issue Yuan-denominated bonds in the “Dim Sum” market and the supply of eligible securities for the Index, and thus the Fund, may accordingly be limited. Moreover, the “Dim Sum” bond market is a relatively new market and there can be no guarantee that this market will continue to grow.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments are unable or unwilling to make timely interest and/or principal payments or otherwise honor their obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Credit rating downgrades and defaults (failure to make interest or

64 |

principal payment) may potentially reduce the Fund’s income and share price. Chinese-Yuan denominated debt securities that the Fund invests in are typically unsecured debt obligations and are not supported by any collateral. The Fund will accordingly be fully exposed to the credit/insolvency risk of its counterparties as an unsecured creditor. The Fund may also encounter difficulties or delays in enforcing its rights against the issuers of Chinese-Yuan denominated debt securities as such issuers may be incorporated outside the United States and subject to foreign laws. The Fund may invest in bond issues or issuers with an investment grade rating by Moody’s, S&P and/or Fitch Ratings of Baa3/BBB-/BBB-, respectively. Securities with such ratings may possess certain speculative characteristics, and the ability of issuers of such securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Asset Class Risk. The bonds in the Fund’s portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The Chinese-Yuan denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. There is also no guarantee that market making arrangements will be in place at all times to make a market and quote a price for all Chinese-Yuan denominated debt securities. If a security for which there is not an active secondary market is removed from the Index, the Fund may need to sell such security at a substantial discount in order to rebalance its holdings to match the Index and the Fund may suffer losses in trading such security. Even if a secondary market exists, the price at which the Chinese-Yuan denominated debt securities are traded may be higher or lower than the initial subscription price due to many factors, including the prevailing interest rates. Further, the bid and offer spread of the price of Chinese-Yuan denominated debt securities may be high, and the Fund may therefore incur significant trading costs and may even suffer losses when selling such investments. Moreover, the “Dim Sum” bond market is a relatively new market and there can be no guarantee that trading will continue to thrive or increase in this market.

PROSPECTUS | 65

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Government-Related Issues Risk. Investments in government-related securities involve special risks. The governmental agency or instrumentality or supranational agency that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to such factors as: its cash flow situation; the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the agency’s policy toward principal international lenders; or political constraints to which a government-related debtor may be subject. Government-related debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a government-related issuer to achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the government-related debtor, which may further impair such debtor’s ability or willingness to service its debts. If an issuer of government-related debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In addition, even if a foreign government subsequently guarantees the obligations of a government-related issuer or otherwise provides sufficient support to allow a government-related issuer to meet its obligations, that may cause the securities of such issuer to be considered as having been issued by the applicable foreign government directly, which may make it difficult for the Fund to comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). During periods of economic uncertainty, the market prices of government-related debt, and the Fund’s NAV, may be more volatile than prices of corporate debt obligations.

Any material changes in the political, economic, regulatory or social conditions prevailing in China may have a material adverse effect on the Chinese economy. The market prices of government-related debt and the Fund’s NAV may, therefore, be more volatile than prices of corporate debt obligations.

66 |

Chinese Banking Industry Risk. The banking industry a highly regulated industry in China and is subject to laws regulating all aspects of the banking business, including the Commercial Banking Law and related rules and regulations. The principal regulators of the Chinese banking industry include the China Banking Regulatory Commission (CBRC) and the People’s Bank of China (PBOC) and, in exercising their authority, these regulators are given wide discretion. The Chinese banking regulatory regime is currently undergoing significant changes, including changes in the rules and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued Yuan-denominated debt securities and thus may adversely affect their capacity to honor their commitments under the Yuan-denominated debt securities to their creditors, which may include the Fund.

As some of these laws, rules, regulations or policies are relatively new, there is uncertainty regarding their interpretation and application. Failure to comply with any of these laws, rules, regulations or policies may result in fines, restrictions on business activities or, in extreme cases, suspension or revocation of business licenses of Chinese banks. In addition, future laws, rules, regulations or policies, or the interpretation of existing or future laws, rules, regulations or policies, including accounting policies and standards, may have a material adverse affect on the business, financial condition and results of operations of Chinese banks. Future legislative or regulatory changes, including deregulation, may have a material adverse effect on Chinese banks’ business, financial condition and results of operations, and the Chinese banks may not be able to achieve full compliance with any such new laws, rules, regulations or policies.

Risks of Change in Government Support and Regulatory Regime governing “Dim Sum” bonds. Issuance of “Dim Sum” bonds in Hong Kong is subject to Hong Kong laws and regulations. The Chinese central government currently views Hong Kong as one of the key offshore Chinese Yuan centers and has established a cooperative relationship with the Hong Kong government to develop the Hong Kong Chinese Yuan bond market. However, there is no assurance that the Chinese central government will continue to encourage issuance of Chinese Yuan bonds overseas and any change in the Chinese central government’s policy and/or the legal or regulatory regime in Hong Kong governing the issuance of “Dim Sum” bonds may have an adverse impact on the Fund’s investments.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Since the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s

PROSPECTUS | 67

Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or in default, or whose credit rating was downgraded, unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Risk of Cash Transactions. In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it.

This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment

68 |

operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Investment Sub-Advisers. J.P. Morgan Investment Management, Inc. and JF International Management Inc.

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund’s portfolio are Stephen Chang, Managing Director of JFIMI and Shaw-Yann Ho, Vice President of JFIMI. Mr. Chang and Ms. Ho have managed the Fund’s portfolio since its inception.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically constructed in exchange for the deposit or delivery of in kind securities and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca, Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | 69

Additional Information About the Principal Investment Funds’ Strategies and Principal Investment Risks

Investment Objective

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Index Methodology

Sustainable Canadian Energy Income Index

The Index selection methodology is designed to combine the highest yielding Canadian energy related securities with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices.

The Index constituent selection methodology was developed by SWM as an effective, fundamental approach designed to select stocks from a group of companies primarily listed on the TSX.

The Canadian energy income constituent selection methodology is an equal weighted allocation to the top 30 highest yielding Canadian energy equities that pass minimum criteria for equity and market capitalization. The oil sands producers are selected on the basis of their focus on oil sands production, current production rate and projected production during the next 10 years. The oil sands producers must also pass minimum market capitalization and liquidity thresholds. Index constituents are updated annually or whenever a major corporate event occurs such as a merger or acquisition.

The Index allocates between the oil sands and Canadian high yield energy equities constituents according to the current price trend of crude oil. If the current quarter’s closing price is above the four quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the moving average price, crude oil is determined to be in a bear phase.

Asset Allocation by Crude Oil Price Trend
Bull Phase		Bear Phase
Oil Sands	70%	Oil Sands	30%
Canadian high		Canadian high
yield energy		yield energy
equities	30%	equities	70%

Crude oil price trends are evaluated 15 days prior to the end of each calendar quarter and tactical asset allocation adjustments are implemented on the first trading day of the new quarter.

70 |

AlphaShares China Real Estate Index

The Index was created by AlphaShares and is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies and REITs which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China such as Hong Kong and Macau. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Index constituents and verify that such companies derive a majority of their revenue from property in China or the Special Administrative Regions of China; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index. The Index is maintained by Standard & Poor’s (the “Index Administrator”), and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 business days prior to implementation of the change.

AlphaShares China Small Cap Index

The Index was created by AlphaShares and is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. AlphaShares utilizes proprietary and third-party information and research to: (1) identify potential Index constituents; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the Index Provider’s modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization maximum of $1.5 billion and a minimum of $200 million for initial inclusion in the Index. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

The Index is maintained by the Index Administrator, and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. Initial public offerings (“IPOs”) that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

PROSPECTUS | 71

BNY Mellon New Frontier DR Index

The Index tracks the performance of depositary receipts in ADR or GDR form that trade on the LSE, NYSE, NYSE Arca, NYSE MKT and NASDAQ of companies from countries that are part of the Frontier Market, as defined by the Index Provider. The Index Provider currently defines the Frontier Market countries as: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential constituents includes all liquid ADRs and GDRs which meet the criteria below with respect to trading volume and market capitalization. As of August 31, 2012, the Index’s constituent countries were represented (in approximate market capitalization) in the Index as follows:

Chile 37.43%, Colombia 15.80%, Egypt 10.96%, Peru 8.51%, Argentina 8.48%, Kazakhstan 6.17%, Lebanon 4.58%, Nigeria 4.31%, Oman 2.02% and Ukraine 1.75%.

Zacks International Multi-Asset Income Index

The Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The Index will at all times be composed of at least 40% non-U.S. securities and is designed to select a diversified group of stocks with the potential to outperform the MSCI EAFE Index and other benchmark indices on a risk adjusted basis.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability.

Dow Jones Global Shipping IndexSM

The Dow Jones Global Shipping IndexSM measures the stock performance of high dividend-paying companies in the shipping industry. The Index universe includes all equity securities in the Dow Jones Indexes database that are involved in the shipping industry globally that primarily transport goods and materials. Companies solely involved in shipping passengers are excluded from the Index.

Beacon Global Timber Index

The Index is designed to track the performance of common stocks of global timber companies. The universe of eligible securities includes firms who own or lease forested land and harvest the timber for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. The Index Provider identifies global timber companies predominantly through proprietary research and use of the Standard and Poor’s Global Industry Classification Standard (“GICS”). After identification of a global timber company (as defined above) through proprietary research, Beacon searches through publicly available information about such companies via Bloomberg, Reuters, and other more widely available resources including Yahoo Finance, Google, and individual company web sites to determine that the company harvests timber from forested land owned or leased by such company rather than purchasing timber externally as a raw material for product development.

72 |

AlphaShares China Yuan Bond Index

The Index measures and monitors the performance of an investable universe of publicly-available Chinese fixed income securities denominated in Chinese Yuan as defined by the criteria below. The Index is denominated in U.S. dollars. The Index is created and is owned by AlphaShares, LLC. The index is maintained and calculated by Interactive Data Corporation, an independent, third-party index administrator.

Index Construction

Sustainable Canadian Energy Income Index

1.	Oil Sands

a.	Potential Index constituents are primarily Canadian based oil sands producers.

b.
The potential Index constituents are then narrowed to a universe of companies that have a minimum market capitalization of $500 million and shares that have traded an average of $2 million per day in value over the last 100 trading days.

c.
The Index constituents are weighted according to a proprietary formula that accounts for current and future oil sands production, focus on oil sands production, market capitalization and liquidity. For instance, an oil sands producer with a large oil sands production base and plans to increase production in the future that has a large market capitalization and liquidity will have a substantial weighting in the Index. The factors with the most influence on the Index weightings are current and future oil sands production and focus on oil sands production.

2.	Canadian High Yielding Energy Equities

a.
Potential Index constituents are Canadian energy related equities with a yield that are listed on the TSX. Currently there are about 250 listed equities on the TSX that are classified as oil and gas sector of which approximately 50 have an income yield.

b.
The potential Index constituents are then narrowed to a universe of companies that have a minimum market capitalization of $300 million and whose shares have traded an average of $2 million per day in value over the last 100 trading days, and an annual income distribution yield of 3% or higher.

c.	The Index constituents are the top 30 highest yielding securities and are equal-weighted.

AlphaShares China Real Estate Index

1.
China Real Estate Exposure. To be considered for inclusion in the Index, a company must derive a majority of its revenues from real estate development, management and/or ownership of property in mainland China or the Special Administrative Regions of China such as Hong Kong and Macau. These companies include a) Hong Kong-based real estate management companies and REITs and b) mainland China-based real estate management companies and REITs.

2.	Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:

a.	China A-shares are not eligible.

PROSPECTUS | 73

b.	China B-shares are not eligible.

c.	Hong Kong listed securities including China H-shares and Red Chips are eligible.

d.	N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

3.
Equity Securities. Only publicly issued common equity securities, including REITs, are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

4.
Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

5.
Market Capitalization. The Index will include equity securities of companies of all categories of market capitalizations, subject to the following requirements: To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index.

6.
Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

7.
Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

AlphaShares China Small Cap Index

To be considered for inclusion in the Index, the following criteria must be met:

1.
Chinese Companies. Only mainland China-based companies are eligible for inclusion in the Index. For purposes of the Index, companies are considered to be based in mainland China if they are so classified under the S&P BMI Country Code classification system. This system determines a company’s country of domicile by considering a number of criteria, including:

a.	the headquarters of a company,

74 |

b.	its registration or incorporation,

c.	primary stock listing,

d.	geographic source of revenue,

e.	location of fixed assets

f.	operations and

g.	the residence of senior officers.

2.
Market Capitalization. A float-adjusted capitalization maximum of $1.5 billion and a minimum of $200 million are used for initial portfolio construction and eligibility. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

3.
Investability. Only shares open to foreign ownership are included in the Index. These include all Hong Kong listed securities including China H-Shares and Red Chips, and N-Shares trading in New York and their equivalents trading in other foreign markets. China A-Shares and China B-Shares are not eligible for inclusion in the Index.

4.	Equity Securities. Only publicly issued common equity securities are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

5.
Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

6.
Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one GICS sector is limited to 35% of the Index at the time of each rebalance. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

7.
Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

PROSPECTUS | 75

BNY Mellon New Frontier DR Index

1.
The Index consists of all ADRs and GDRs of companies from Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago that meet the following criteria:

•
Minimum 10 days traded in each month for the previous 3 months and average daily ADR or GDR volume greater than or equal to $100,000. The inclusion of an ADR or GDR in the Index based on local share liquidity will be determined on a case-by-case basis and the local share volume must pass the same minimum requirements as the ADR or GDR.

•	Free-float adjusted market capitalization greater than or equal to $100 million.

•	To improve the investability of the Index and avoid adverse tax consequences for investors, passive foreign investment companies are excluded based on the best information available.

2.
The ADR Index Administrator, subject to periodic review by a policy steering committee known as the BNY Mellon ADR Index Committee, performs a quarterly review of the Index methodology. Any changes to the methodology will be publicly disclosed prior to implementation of the change.

3.
The Index is weighted based on a modified capitalization method, using a formula based upon the aggregate of prices times share quantities. The number of shares used in the Index calculation generally represents the entire class(es) or series of shares, adjusted for free-float, that trade in the local market and also trade in the form of depositary receipts in the United States and the United Kingdom. Adjustments are made to ensure that no single security exceeds 10% of the Index and, with respect to the bottom 55% of the Index weight, that no single security represents more than 4.5% of the Index.

4.	The Index is adjusted for changes in shares and float that may affect the weighting of constituents generally on a quarterly basis.

Zacks International Multi-Asset Income Index

1.
Potential Index constituents include all non-U.S. listed equities that pay dividends and are compliant with U.S. generally accepted accounting principles, global REITs, MLPs, Canadian royalty trusts, ADRs of emerging market companies and U.S. listed closed-end funds that invest in international companies.

2.
The Index is comprised of the 150 highest-ranking equities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. Each company is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value, and other factors and is sorted from highest to lowest. The constituent selection methodology was developed by Zacks as a quantitative approach to identifying those companies that offer the greatest yield potential.

76 |

3.	The 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

4.	The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Index is repeated semi-annually.

Dow Jones Global Shipping IndexSM

To be considered for inclusion in the Index, companies in the Index universe must pass the following screens:

•	Stocks must have a minimum float-adjusted market capitalization of $150 million and minimum three-month average daily trading volume of $2 million.

•	Stocks are ranked from highest to lowest according to their most recent distribution, which is annualized and divided by the current share price.

The 25 highest-ranked stocks are selected for the Index, subject to the following buffers that aim to limit Index turnover by favoring current components:

•	Any component stock ranked 30 or lower is replaced by the highest ranked noncomponent.

•	Any noncomponent stock ranked 20 or higher replaces the lowest ranked current Index component.

The Index is weighted by float-adjusted market capitalization. The weights of individual components are capped at 20%. Additionally, the aggregate weight of components with individual weightings of 4.5% or more is restricted to 45%.

The Index composition is reconstituted and rebalanced annually in June. The Index is reviewed on an ongoing basis for unusual events such as delistings, bankruptcies, mergers and takeovers. Changes to Index composition and related weight adjustments are made as soon as they are effective. These changes are typically announced two business days prior to the implementation date. Selection lists are provided monthly based on end-of-month data.

Beacon Global Timber Index

Eligible securities include all common stocks listed on global exchanges that meet the following criteria at of the time of each reconstitution. Beacon, based upon publicly available information, verifies that each company included in the universe of potential Index constituents meets the following criteria:

1.	Potential Index constituents include all equities, ADRs and GDRs of global timber companies, as defined above, trading on U.S. and global exchanges.

2.	Potential Index constituents must have a minimum average daily trading volume greater than or equal to 75,000 shares and minimum average daily trading volume of over $500,000 over the past month.

3.	Index constituents must have a market capitalization greater than or equal to $300 million at the time of each reconstitution.

4.	Each constituent is ranked for inclusion using a 100% rules-based methodology described above under “Index Methodology.”

PROSPECTUS | 77

5.	The selected companies are weighted using a modified market capitalization weighting methodology.

6.
The constituent selection process is repeated annually and the Index rebalance is conducted quarterly; however, if there are not enough companies that meet the Index’s criteria, a reconstitution or rebalance may be delayed.

AlphaShares China Yuan Bond Index Eligibility Criteria

1.	Currency.Only bonds denominated in Yuan (Renmimbi or RMB) are eligible for inclusion in the Index.

2.	Issued.Only seasoned bonds (i.e., bonds that are at least 40 days from issuance) available to U.S. investors are eligible for inclusion in the index. Eligible issuers and their issues include:

a.	Mainland-Chinese and non-Chinese governments.

b.	Mainland-Chinese and non-Chinese government agencies and instrumentalities.

c.	International agencies and supra-nationals.

d.	Major mainland-Chinese Banks including Bank of China, Agricultural Bank of China, Bank of Communications, China Construction Bank, and Industrial and Commercial Bank of China.

e.	Non-Chinese Banks and Corporations. Mainland-Chinese corporates are not eligible for inclusion in the index.

3.
Amount Outstanding.Bonds issued by mainland Chinese entities including governments, government agencies and banks must have a minimum of RMB 1 Billion outstanding par value are eligible for inclusion in the index. There is no minimum outstanding par value for bonds issued by non-mainland Chinese entities.

4.	Term to Maturity.Bonds must have a minimum of one year maturity for inclusion in the Index. Bonds that fall below one year maturity will be deleted from the Index.

5.
Duration.The Index will maintain an option adjusted modified duration (a duration calculation that incorporates the expected duration-shortening effect of an issuer’s embedded call provision) less than 3.5 years.

6.	Coupon Rate.Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index.

7.	Quality.Issues or issuers with an investment grade rating by Moody’s, S&P and/or Fitch Ratings, Baa3/BBB-/BBB-, respectively, or better are eligible for inclusion in the Index.

8.
Maturity Type.Convertible bonds (bonds that can be converted into a predetermined amount of the company’s equity security during the life of the bond at the bondholder’s discretion) and putable bonds (bonds that give the holder the right to sell the bond to the issuer prior to the bond’s maturity) are excluded from the Index. Bullet bonds (bonds that may not be redeemed by the issuer prior to maturity) and callable bonds are eligible for inclusion in the Index.

78 |

9.
Daily Pricing.Only issues which carry either an International Securities Identification Number (ISIN) or Stock Exchange Daily Official List (SEDOL) and can be priced on a daily basis are eligible for inclusion in the index.

Index constituents are weighted as follows.

1.	China Government Bond Weights and Number of Issues

a.
Security Weight - China Government Bond Sector Target and Maximum.The target weight of the China Government Bond Sector is 22.5%. Government bonds in total (either Chinese or other) are limited to a maximum of 32.5% of the index. The maximum target weight of any one China government bond position is targeted at 4.5% of the index, and bonds issued by any one government will not exceed 25% of the index. If the index holds less than the maximum number of targeted issues of China government bonds, the weights of the issues will be divided equally to come to 22.5%.

b.
Maximum Number of Issues- The index will target the five largest China government bonds by amount outstanding par value for inclusion in the index. If two or more bonds have the same amount outstanding par value, the bonds will be ranked by duration from shortest to longest with longer duration preferred over shorter unless inclusion of the bond would cause the index to exceed its duration maximum of 3.5 years in which case the next shortest duration bond would be selected such that the index duration would be less than the maximum.

2. China Government Agency Weights and Number of Issues

a.
Security Weight - China Government Agency Sector Target and Maximum.The target weight of the China Government Agency Sector is 22.5%. Government Agency bonds in total (either Chinese or other) are limited to a maximum of 32.5% of the index. The maximum target weight of any one China government agency position is targeted at 4.5% of the index. If the index holds less than the maximum number of targeted issues of China government agency bonds, the weights of the issues will be divided equally to come to 22.5%.

b.
Maximum Number of Issues- The index will target the five largest China government agency bonds by amount outstanding par value for inclusion in the index. If two or more bonds have the same amount outstanding par value, the bonds will be ranked by duration from shortest to longest with longer duration preferred over shorter unless inclusion of the bond would cause the index to exceed its duration maximum of 3.5 in which case the next shortest duration bond would be selected such that the index duration would be less than the maximum.

PROSPECTUS | 79

3. China Bank Weights and Number of Issues

a.
Security Weight - China Banks Sector Target and Maximum.The target weight of the China Banks Sector is 22.5% Bank bonds in total (either China or other) are limited to a maximum of 32.5% of the index. The target weight of any one China bank bond issue/issuer is targeted at 4.5% of the index. Multiple issues by a single issuer will be pro-rated as necessary, e.g., if two issues of one China bank qualify for inclusion in the index, they will be weighted at 2.25% each for a total of 4.5%. If the index holds less than the maximum number of targeted issues, the weights of the issues will be divided equally to come to 22.5%.

b.
China Bank Bond Issuers and Issues- The index will target the issues of the largest Mainland Chinese banks for inclusion in the index as per the eligibility rules. Issues will be ranked by par amount outstanding from largest to smallest. If two or more bonds have the same amount outstanding par value, the bonds will be ranked by duration from shortest to longest with longer duration preferred over shorter unless inclusion of the bond would cause the index to exceed its duration maximum of 3.5 years in which case the next shortest duration bond would be selected such that the index duration would be less than the maximum.

4. Other Weights and Number of Issues

a.
Security Weights- Issues not fitting into any of the sectors above but otherwise meeting all the index eligibility criteria, i.e., non-Chinese government, government/agency, banks and corporate issues, will make up the remainder of the index. The total target weight of these issues will be 32.5% (representing the remaining portion of the index after accounting for targets of 22.5% China governments, 22.5% China government/agency and 22.5% China banks). Issues will be weighted by their pro-rata share of their par amount outstanding capped at 4.5% at the issue level, or at the issuer level if an issuer has multiple issues in the index.

Index Maintenance

1. Additions

Qualified new issues listed during the month meeting all of the eligibility criteria listed previously, and following the target weights and number of issues rules above, are added to the index on the first business day of the month following 60 days after their original issue date.

Additions may also be made to replace a smaller amount outstanding par value bond with a larger amount outstanding par value bond as per the target weight and number of issues rules above.

2. Deletions

Bonds that fall below one year maturity will be deleted after the close of the last business day of that month at which they fall below one year maturity. For example, a bond falling below one year maturity on August 15th will be deleted after the close of the last business day of August.

80 |

A bond may also be deleted if it is replaced by a larger amount outstanding par value bond per the target weight and number of issues rules above.

Following a deletion, the next qualifying bond by amount outstanding in their sectors, if necessary, will be added to the index.

3. Index Reconstitution and Rebalancing

The index is rebalanced on a monthly basis to reflect any new additions, deletions or changes in weightings due to redemptions, buy backs or other activities since the last rebalance.

Index holdings are reweighted, if necessary, as per Section 2 above, effective after the close of the last business day of the month.

PROSPECTUS | 81

Non-Principal Investment Strategies

As non-principal investment strategies, each Fund may invest up to 10% (20% with respect to the Guggenheim Frontier Markets ETF and Guggenheim Yuan Bond ETF) of its total assets in securities not included in its respective Index, money market instruments, including repurchase agreements or money market other funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or bond or index comprised of either), participation notes, forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities, structured notes and participation notes) may be used by each Fund in seeking performance that corresponds to its respective Index (whether by gaining exposure to the Index as a whole or to certain specific Index components in lieu of the Fund holding such Index components directly), and in managing cash flows, but will not be used for hedging purposes. Guggenheim Yuan Bond ETF may invest in Chinese Yuan-denominated time deposits (such as certificates of deposit) and/or forward foreign currency exchange contracts so as to obtain exposure to the Yuan pending the investment of cash received by the Fund into Yuan-denominated bonds pursuant to the Fund’s principal investment strategies. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately five business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund’s Index to be reflected in the portfolio composition of the Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1 / 3 % of its assets. Securities lending is not a principal investment strategy of the Funds.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental and other non-fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

82 |

Non-Principal Risk Considerations

In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Funds.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. A Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives. Specific risks relating the Fund’s investments in derivatives are set forth below:

Futures Risk. While a Fund may benefit from the use of futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts. Because perfect correlation between a futures position and an Index position that is intended to be simulated is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss. The loss incurred by a Fund in entering into futures contracts is potentially unlimited and may exceed the amount invested. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges may not provide the same protection as U.S. exchanges.

Options Risk. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. All options written (sold) by a Fund will be covered. When writing (selling) call options on securities or a securities index, a Fund may cover its positions by owning the underlying security or securities on which the option is written or by owning a call option on the underlying security (or, in the case of options on a securities index, by owning securities whose price changes are expected to be equal to those of the securities in the index). Alternatively, a Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. When a Fund writes (sells) an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a covered call option which a Fund writes (sells) is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a covered put option which a Fund writes (sells) is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns. There may be an

PROSPECTUS | 83

imperfect correlation between the movement in prices of options and the securities underlying them. There may not be a liquid secondary market for options.

Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a participation note generally does not receive voting rights as it would if it directly owned the underlying security. A Fund may invest in a participation note as an alternative to investing directly in the underlying security, in circumstances where the Investment Adviser determines that investing in the participation note will enable the Fund to track its Index more efficiently (such as where, in the Investment Adviser’s determination, the participation note offers greater liquidity than the underlying security and/or may reduce the Fund’s tracking error against its Index due to additional costs involved with holding the underlying security directly).

Participation notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a participation note, a Fund is relying on the creditworthiness of the counterparty issuing the participation note and has no rights under a participation note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases participation notes issued by one issuer or a small number of issuers. Participation notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of participation notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of participation notes.

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the

84 |

application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Chinese Yuan-Denominated Time Deposits Risk. (Guggenheim Yuan Bond ETF only.) Changes in currency exchange rates and the relative value of the Chinese Yuan will affect the value of the Fund’s investments in Chinese Yuan-denominated time deposits. Currency exchange rates can be very volatile and can change quickly and unpredictably. The Yuan is currently not a freely convertible currency. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions may not be transparent or predictable. As a result, the value of the Yuan, and the value of Yuan-denominated time deposits, can change quickly and arbitrarily. Investing in Yuan-denominated time deposits at Chinese banking institutions will also subject the Fund to the credit risk of the foreign banking institution that issues the Yuan-denominated time deposits.

Risks of Currency Transactions. (Guggenheim Yuan Bond ETF only.) Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.

PROSPECTUS | 85

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained for long.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Leverage. To the extent that each Fund borrows money in the limited circumstances described above under “Non-Principal Investment Strategies,” it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

86 |

Investment Management Services

Investment Adviser

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds Advisors” or the “Investment Adviser”), a wholly-owned subsidiary of Guggenheim Funds Services, LLC (“Guggenheim Funds Services”), acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust (the “Advisory Agreement”). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), an affiliate of the Investment Adviser, currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Services is a subsidiary of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm with more than $160 billion in assets under supervision as of March 31, 2012. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser administers the affairs of each Fund to the extent requested by the Board of Trustees and (except with respect to Guggenheim Yuan Bond ETF) manages the investment and reinvestment of each Fund’s assets. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund (except Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF) pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of each Fund’s average daily net assets set forth below.

Fund(s)	Advisory Fee
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to an expense reimbursement agreement (the “Expense Agreement”) entered into between the Trust and the Investment Adviser with respect to each of the above funds, the Investment Adviser has agreed to pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF) (excluding interest expenses, a portion of each Fund’s licensing fees, offering costs (up to 0.25% of average net assets for the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF and Guggenheim Frontier Markets ETF), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) from exceeding the percentage of average net assets per year of each Fund, as set forth in the table below (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

PROSPECTUS | 87

Fund(s)	Expense Cap
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

The offering costs excluded from the Expense Cap are: (a) legal fees pertaining to each Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to pay certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the applicable Expense Cap set forth in the table above (excluding the expenses set forth above). For a period of five years subsequent to each such Fund’s commencement of operations, the Investment Adviser may recover from each Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent a Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

In addition to advisory fees, each Fund (except Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF) pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Independent Trustees and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Pursuant to the Advisory Agreement, the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF pay the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of the Fund’s average daily net assets set forth in the chart below.

Fund(s)	Advisory Fee
Guggenheim Shipping ETF	0.65%
Guggenheim Yuan Bond ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Funds’ Shareholders).

The Investment Adviser’s unitary management fee is designed to pay the expenses of the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF and to compensate the Investment Adviser for providing services for the Funds.

Investment Sub-Advisers

JFIMI and JPMIM have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Investment Adviser pursuant to which JFIMI and JPMIM serve as investment sub-advisers to the Guggenheim Yuan Bond ETF. JFIMI and JPMIM are

88 |

registered as investment advisers under the Investment Advisers Act of 1940, as amended. JFIMI is also licensed by the Hong Kong Securities and Futures Commission (“SFC”) and is authorized by the SFC to engage in Type 4 (Advising on Securities) and Type 9 (Asset Management) activities in Hong Kong. JFIMI and JPMIM are indirect wholly-owned subsidiaries of JPMorgan Chase & Co., a bank holding company. JFIMI is located at 21st Floor, Chater House, 8 Connaught Road, Hong Kong. The principal address of JPMIM is 270 Park Avenue, New York, New York 10017.

JFIMI and JPMIM provide discretionary investment management services to institutional clients. As of June 30, 2012, JPMIM, JFIMI and their affiliates had $1.35 trillion in assets under management.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays JFIMI and JPMIM sub-advisory fees for their services payable on a quarterly basis at the annual rate of the Guggenheim Yuan Bond ETF’s average daily net assets set forth below:

Investment Sub-Adviser	Average Daily Net Assets	Sub-Advisory Fee
JFIMI	First $50 million	0.1875%
	Next $50 million	0.1500%
	Next $100 million	0.1350%
	Over $200 million	0.1125%
JPMIM	First $50 million	0.0625%
	Next $50 million	0.0500%
	Next $100 million	0.0450%
	Over $200 million	0.0375%

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the continuance of the Advisory Agreement in 2012 for all Funds except Guggenheim Yuan Bond ETF is available in the annual report to shareholders dated May 31, 2012. For Guggenheim Yuan Bond ETF, a discussion regarding the basis for the Board of Trustees’ approval of the continuance of the Advisory Agreement in 2012 is available in the semi-annual report to shareholders dated November 30, 2011.

PROSPECTUS | 89

Portfolio Managers

The portfolio managers who are currently responsible for the day-to-day management of the Funds are Saroj Kanuri, CFA and, for Guggenheim Yuan Bond ETF only, Stephen Chang and Shaw-Yann Ho. Mr. Kanuri has managed Guggenheim Shipping ETF’s portfolio since June 2010 and each other Fund’s portfolio (except Guggenheim Yuan Bond ETF’s portfolio) since May 2010. Mr. Chang and Ms. Ho have managed Guggenheim Yuan Bond ETF’s portfolio since its inception.

Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Stephen Chang, Managing Director of JFIMI, is head of the Asian Fixed Income Team, based in Hong Kong. Mr. Chang joined JPMorgan in 2004 from The Royal Bank of Scotland in Hong Kong where he was a senior interest rates and derivatives trader. Before returning to Hong Kong, Mr. Chang spent 6 years with Fischer Francis Trees & Watts, Inc. in New York, as a global fixed income portfolio manager. Mr. Chang began his career in 1996 with Morgan Stanley & Co., Inc. in New York as an associate, corporate treasury – risk management. He obtained a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University and is a holder of the CFA designation.

Shaw-Yann Ho, Vice President of JFIMI, is the head of Asian Credit on the Asia Fixed Income Team. In this role, Ms. Ho manages Asian portfolios as well as contributes Asian credit expertise to Emerging Market Debt and other global funds. Ms. Ho joined the firm in 2011. Prior to this, she was a senior credit analyst at ING Investment Management. Prior to ING, she was a credit analyst at both Mirae Asset Management and Standard Chartered Bank, where she produced sell-side credit research covering both local currency and USD credits in various sectors. Ms. Ho earned a BSc. (Hons) in Finance from University of Warwick.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Funds he or she manages.

90 |

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by each Fund at net asset value per Share only in Creation Unit size.

Most investors buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

Name of Fund	NYSE Arca Ticker Symbol
Guggenheim Canadian Energy Income ETF	ENY
Guggenheim China Real Estate ETF	TAO
Guggenheim China Small Cap ETF	HAO
Guggenheim Frontier Markets ETF	FRN
Guggenheim International Multi-Asset Income ETF	HGI
Guggenheim Shipping ETF	SEA
Guggenheim Timber ETF	CUT
Guggenheim Yuan Bond ETF	RMB

Each Fund may liquidate and terminate at any time without shareholder approval.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of the applicable number of Shares as set forth in the table below. In certain circumstances, a Fund may restrict or reject a creation or redemption order, and notify a shareholder of such restriction or rejection, as described in “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information and in the Funds’ authorized participant agreement.

PROSPECTUS | 91

Fund(s)	Creation Unit Size
Guggenheim International Multi-Asset Income ETF	100,000 Shares
Guggenheim Shipping ETF
Guggenheim Canadian Energy Income ETF	50,000 Shares
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim Timber ETF
Guggenheim Yuan Bond ETF

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of each Fund and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

92 |

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s shares on the NYSE Arca may differ from each Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local closing prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and each Fund does not make any warranty as to its accuracy.

The net asset value per Share of each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular or national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of each Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE, on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Debt securities may also be valued based on price quotations or other equivalent indications of value provided by a third-party pricing service. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair

PROSPECTUS | 93

market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which each Fund’s net asset value is not calculated and on which each Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with each Fund must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the Index (the “Deposit Securities”) (and/or an amount of cash in lieu of some or all of the Deposit Securities) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants (as defined below) that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by each Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant (as defined below) may not be eligible to trade or the Investment Adviser and Investment Sub-Advisers believe are in the best interests of the Fund not to accept in kind.

Orders must be placed by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust and the distributor, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”) and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca, (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time

94 |

in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

The following fixed creation transaction fees per transaction for the Funds (the “Creation Transaction Fee”) set forth in the table below are applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

Fixed Creation
Transaction Fees
Fund	(Per Transaction)
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$500
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim Timber ETF	$500
Guggenheim Yuan Bond ETF	$500

An additional charge of up to four times the Creation Transaction Fee (for each Fund except Guggenheim Yuan Bond ETF) or a variable charge for Guggenheim Yuan Bond ETF may be imposed for cash creations or partial cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in CertainSecurities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

PROSPECTUS | 95

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. Each Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of each Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

The following fixed redemption transaction fees per transaction for each Fund (the “Redemption Transaction Fee”) set forth in the table below are applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

Fixed Redemption
Transaction Fees
Fund	(Per Transaction)
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$500
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim Timber ETF	$500
Guggenheim Yuan Bond ETF	$500

An additional variable charge may be imposed for cash redemptions or partial cash redemptions (to compensate a Fund for the costs associated with selling the applicable securities). A Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities,

96 |

however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF, which distribute quarterly and the Guggenheim Yuan Bond ETF, which distributes monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution and Service Plan

The Board of Trustees of the Trust has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

PROSPECTUS | 97

The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other Guggenheim Funds Advisors ETFs available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim Funds Advisors ETF complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Guggenheim Funds Advisors ETFs over another investment. More information regarding these payments is contained in the Funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Investment Adviser or its affiliates.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent the Funds (particularly the Guggenheim Yuan Bond ETF) may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover brokerage fees and custodial and other costs incurred by the Funds in effecting trades, thus reducing the risk of dilution to the Funds. Finally, the Investment Adviser monitors orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of the Funds or otherwise not in the Funds’ best interests.

98 |

Fund Service Providers

Guggenheim Funds Investment Advisors, LLC is the administrator of the Funds.

The Bank of New York Mellon is the custodian for the Funds.

Computershare Limited is the fund accounting and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and performs other audit-related and tax services.

Index Providers

Sustainable Wealth Management, Ltd. is the Index Provider for the Guggenheim Canadian Energy Income ETF. SWM is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with SWM to use the Index.

AlphaShares is the Index Provider for the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF and Guggenheim Yuan Bond ETF. AlphaShares is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with AlphaShares to use the applicable Index.

BNY Mellon is the Index Provider for the Guggenheim Frontier Markets ETF. BNY Mellon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with BNY Mellon to use the Index.

Zacks Investment Research, Inc. is the Index Provider for the Guggenheim International Multi-Asset Income ETF. Zacks is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Zacks to use the Index.

CME Indexes is the Index Provider for the Guggenheim Shipping ETF. CME Indexes is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with CME Indexes to use the Index.

Beacon Indexes LLC is the Index Provider for the Guggenheim Timber ETF. Beacon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Beacon to use the Index.

Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Disclaimers

The “Sustainable Canadian Energy Income Index” is a trademark of SWM and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by SWM and SWM makes no representation regarding the advisability of investing in Shares of the Fund.

PROSPECTUS | 99

The Guggenheim Canadian Energy Income ETF and its Shares are not sponsored, endorsed, sold or promoted by SWM. SWM makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by SWM to track general stock market performance. SWM’s only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of SWM and of the data supplied by SWM, which is determined, composed and calculated by SWM without regard to the Fund or its Shares. SWM has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by SWM. SWM is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. SWM has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The “AlphaShares China Real Estate Index”, “AlphaShares China Small Cap Index” and “AlphaShares China Yuan Bond Index” are registered trademarks of AlphaShares and has been licensed for use by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by AlphaShares and AlphaShares makes no representation regarding the advisability of investing in Shares of the Funds.

The Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF and Guggenheim Yuan Bond ETF and their Shares are not sponsored, endorsed, sold or promoted by AlphaShares and its affiliates. AlphaShares makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index to track general stock market performance. AlphaShares’ only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of AlphaShares and of the Indexes, which are determined, composed and calculated by AlphaShares without regard to Investment Adviser or the Funds. AlphaShares has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Indexes. AlphaShares is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. AlphaShares has no obligation or liability in connection with the administration, marketing, or trading of the Funds or their Shares.

The “Zacks International Multi-Asset Income Index” is a trademark of Zacks and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim International Multi-Asset Income ETF and its Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks’ only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Zacks and of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Fund or its Shares. Zacks has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into

100 |

consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

“BNY Mellon” and the “BNY Mellon New Frontier DR Index” are service marks of The Bank of New York Corporation (the “Bank”) and have been licensed for use for certain purposes by the Investment Adviser.

The Investment Adviser’s products based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by the Bank or any of its subsidiaries or affiliates, and none of the Bank or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of The BNY Mellon New Frontier DR Index to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between the Bank, on one hand, and the Investment Adviser, on the other, is limited to the licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to the Investment Adviser or its products. Neither the Bank nor any of its subsidiaries or affiliates has any obligation to take the needs of the Investment Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating The BNY Mellon New Frontier DR Index named above. Neither the Bank nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. Neither the Bank nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PROSPECTUS | 101

The Guggenheim Shipping ETF is not sponsored, endorsed, sold or promoted by CME Indexes and CME Indexes makes no representation regarding the advisability of investing in Shares of the Fund.

The “Dow Jones Global Shipping IndexSM” is a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Indexes, and has been licensed for use. “Dow Jones®”, “Dow Jones Global Shipping IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Indexes and sublicensed for use for certain purposes by the Investment Adviser. The Guggenheim Shipping ETF is not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates. Dow Jones, CME Indexes and their respective affiliates make no representation or warranty, express or implied, to the owners of the Guggenheim Shipping ETF or any member of the public regarding the advisability of trading in the Fund. Dow Jones’, CME Indexes’ and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the Index which is determined, composed and calculated by CME Indexes without regard to the Investment Adviser or the Guggenheim Shipping ETF. Dow Jones and CME Indexes have no obligation to take the needs of the Investment Adviser or the owners of the Guggenheim Shipping ETF into consideration in determining, composing or calculating the Index. Dow Jones, CME Indexes and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Guggenheim Shipping ETF to be sold or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. Dow Jones, CME Indexes and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Guggenheim Shipping ETF. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Guggenheim Shipping ETF currently being issued by the Investment Adviser, but which may be similar to and competitive with the Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Global Shipping IndexSM. It is possible that this trading activity will affect the value of the Dow Jones Global Shipping IndexSM and the Guggenheim Shipping ETF.

DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, OWNERS OF THE GUGGENHEIM SHIPPING ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME INDEXES OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS EXPRESSLY AGREED BY CME INDEXES AND THE LICENSEE, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY

102 |

AGREEMENTS OR ARRANGEMENTS BETWEEN CME INDEXES AND THE INVESTMENT ADVISER, OTHER THAN THE LICENSORS OF CME INDEXES.

The “Beacon Global Timber Index” is a trademark of Beacon and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Beacon and Beacon makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim Timber ETF and its Shares are not sponsored, endorsed, sold or promoted by Beacon. Beacon makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Beacon to track general stock market performance. Beacon’s only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Beacon and of the data supplied by Beacon, which is determined, composed and calculated by Beacon without regard to the Fund or its Shares. Beacon has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Beacon. Beacon is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Beacon has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

Dow Jones, its affiliates, sources and distribution agents (together, the “Indicative Value Calculation Agent”) shall not be liable to the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF, Guggenheim Canadian Energy Income ETF or Guggenheim International Multi-Asset Income ETF, or the Investment Adviser, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the intraday indicative value with respect to the Funds (“Indicative Value”) or any data related to (the “Data”) or (ii) any decision made or action taken by the Funds or the Investment Adviser, any customer or third party in reliance upon the Data. The Indicative Value Calculation Agent does not make any warranties, express or implied, to the Funds or the Investment Adviser, any investor in the Funds or any one else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by the Funds or the Investment Adviser, any investors in the Funds or other person in connection with the use of the Data. The Indicative Value Calculation Agent shall not be liable to the Funds or the Investment Adviser, any investor in the Funds or other third parties for any damages, including without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

PROSPECTUS | 103

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF, which distribute quarterly, and Guggenheim Yuan Bond ETF, which distributes monthly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of any Fund’s total assets at the end of its taxable year will consist of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income

104 |

taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (“IOF”) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by a Fund, an IOF tax would not be creditable against U.S. income tax liability.

If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28% (but is scheduled to increase to 31% after 2012).

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

PROSPECTUS | 105

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Chinese Taxes

Investors should note that where the Guggenheim Yuan Bond ETF invests in Yuan-denominated debt securities of which the income (such as interest income) is derived from China (including Yuan-denominated debt securities issued by Chinese tax resident enterprises), if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China are subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of the Fund in Yuan-denominated debt securities of which the income (such as interest income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax by the relevant securities issuers distributing such interests; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

Under the Enterprise Income Tax Law, interests derived from government bonds are exempt from the withholding tax. In addition, under the United States – the People’s Republic of China Income Tax Convention (the “Convention”), interest of debt securities derived by the government of China, a political subdivision or local authority thereof, the Central Bank or any financial institution wholly owned by the government of China, or by

106 |

any Chinese resident with respect to debt securities indirectly financed by the government of China, a political subdivision or local authority thereof, the Central Bank of China or any financial institution wholly owned by China, are exempted from the withholding tax as mentioned is in the preceding paragraph.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from Yuan-denominated debt securities issued by Chinese tax resident enterprises. As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from Yuan-denominated debt securities received by non-resident enterprises which have no establishment or place in China such as the Fund. However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of Yuan-denominated debt securities. To ensure fairness to all shareholders, the Investment Adviser and the Investment Sub-Advisers reserve the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which the Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant Yuan-denominated debt securities) from assets of the Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from Yuan-denominated debt securities issued by Chinese tax resident enterprises, the Investment Adviser and Investment Sub-Advisers may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Investment Adviser and Investment Sub-Advisers will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Investment Adviser and Investment Sub-Advisers will be disclosed in the financial reports of the Fund.

In case of no provision for taxes being made or a difference between the Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

PROSPECTUS | 107

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on national securities exchanges, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. To the extent Creation Units are created and redeemed in-kind, those arrangements are designed to protect ongoing shareholders from adverse effects on the Funds’ portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

108 |

Guggenheim Canadian Energy Income ETF

				For the Period
	For the	For the	For the	For the	July 3,
	Year	Year	Year	Year	2007	**
Per share operating performance	Ended	Ended	Ended	Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.03	$16.52	$14.10	$31.58	$25.05
Income from investment operations
Net investment income (a)	0.46	0.52	0.47	1.08	0.85
Net realized and unrealized gain (loss)	(7.10)	5.51	2.55	(17.49)	6.41
Total from investment operations	(6.64)	6.03	3.02	(16.41)	7.26
Distributions to shareholders
From and in excess of net investment income	(0.54)	(0.52)	(0.60)	(1.07)	(0.73)
Return of capital	(0.02)	–	–	–	–
Total distribution to shareholders	(0.56)	(0.52)	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$14.83	$22.03	$16.52	$14.10	$31.58
Market value, end of period	$14.73	$22.06	$16.50	$14.38	$31.71
Total return * (b)
Net asset value	-30.45%	37.22%	21.75%	-51.89%	29.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$90,015	$229,570	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.71%	0.83	%(c)
Ratio of net investment income (loss) to
average net assets*	2.62%	2.59%	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	81%	34%	58%	68%	31%
* If certain expenses had not been waived
or reimbursed by the Adviser, total
return would have been lower and the
ratios would have been as follows:
Ratio of total expenses to average
net assets	0.79%	0.84%	0.89%	1.23%	1.24	%(c)
Ratio of net investment income (loss)
to average net assets	2.53%	2.45%	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

PROSPECTUS | 109

Guggenheim China Real Estate ETF

				For the Period
				December 18,
For the Year		For the Year	For the Year	For the Year	2007	**
Per share operating performance	Ended	Ended	Ended	Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.14	$16.02	$16.87	$20.68	$23.50
Income from investment operations
Net investment income(a)	0.47	0.35	0.29	0.39	0.17
Net realized and unrealized gain (loss)	(3.70)	3.92	(0.57)	(3.82)	(2.99)
Total from investment operations	(3.23)	4.27	(0.28)	(3.43)	(2.82)
Distributions to shareholders
From and in excess of net investment income	(0.19)	(0.15)	(0.57)	(0.38)	–
Net asset value, end of period	$16.72	$20.14	$16.02	$16.87	$20.68
Market value, end of period	$16.74	$20.07	$15.89	$17.27	$20.91
Total return * (b)
Net asset value	-15.90%	26.68%	-2.10%	-15.44%	-12.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$18,558	$27,397	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.78%	0.95	%(c)
Ratio of net investment income (loss) to
average net assets*	2.76%	1.83%	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	14%	17%	15%	47%	1%
* If certain expenses had not been waived
or reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
Ratio of total expenses to average
net assets	1.35%	1.02%	0.92%	1.74%	1.50	%(c)
Ratio of net investment income (loss)
to average net assets	2.11%	1.51%	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

110 |

Guggenheim China Small Cap ETF

				For the Period
	For the	For the	For the	For the	January 30,
	Year	Year	Year	Year	2008	**
Per share operating performance	Ended	Ended	Ended	Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009	2008
Net asset value, beginning of period	$29.23	$24.44	$20.70	$24.04	$24.34
Income from investment operations
Net investment income(a)	0.50	0.39	0.25	0.27	0.27
Net realized and unrealized gain (loss)	(9.14)	4.84	3.52	(3.51)	(0.57)
Total from investment operations	(8.64)	5.23	3.77	(3.24)	(0.30)
Distributions to shareholders
From and in excess of net investment income	(0.62)	(0.44)	(0.03)	(0.10)	–
Net asset value, end of period	$19.97	$29.23	$24.44	$20.70	$24.04
Market value, end of period	$20.01	$29.15	$24.30	$21.22	$24.39
Total return * (b)
Net asset value	-29.50%	21.36%	18.20%	-13.27%	-1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$164,773	$327,373	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75%	0.75%	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to
average net assets*	2.17%	1.33%	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	35%	11%	46%	65%	1%
* If certain expenses had not been waived
or reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
Ratio of total expenses to average
net assets	0.92%	0.89%	0.91%	1.64%	3.16	%(c)
Ratio of net investment income (loss)
to average net assets	2.00%	1.19%	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

PROSPECTUS | 111

Guggenheim Frontier Markets ETF

				For the Period
				June 12,
	For the	For the	For the	2008	**
Per share operating performance	Year Ended	Year Ended	Year Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009
Net asset value, beginning of period	$23.23	$18.12	$14.49	$24.34
Income from investment operations
Net investment income(a)	0.59	0.64	0.55	0.36
Net realized and unrealized gain (loss)	(3.92)	4.60	3.46	(10.12)
Total from investment operations	(3.33)	5.24	4.01	(9.76)
Distributions to shareholders
From and in excess of net investment income	(0.82)	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$19.08	$23.23	$18.12	$14.49
Market value, end of period	$19.26	$22.95	$18.67	$14.48
Total return* (c)
Net asset value	-14.16%	28.87%	27.69%	-40.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$133,397	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.95	%(c)
Ratio of net investment income (loss) to
average net assets*	2.91%	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (e)	30%	9%	25%	29%
* If certain expenses had not been waived or reimbursed
by the Adviser, total return would have been lower
and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.81%	0.80%	1.11%	2.22	%(c
Ratio of net investment income (loss) to
average net assets	2.80%	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

112 |

Guggenheim International Multi-Asset Income ETF

				For the Period
	For the	For the	For the	For the	July 11,
	Year	Year	Year	Year	2007	**
Per share operating performance	Ended	Ended	Ended	Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.98	$16.10	$14.31	$23.09	$24.98
Income from investment operations
Net investment income(a)	0.86	0.88	0.68	0.78	0.88
Net realized and unrealized gain (loss)	(4.94)	3.80	1.74	(8.61)	(2.15)
Total from investment operations	(4.08)	4.68	2.42	(7.83)	(1.27)
Distributions to shareholders
From and in excess of net investment income	(0.84)	(0.80)	(0.63)	(0.86)	(0.62)
Return of capital	(0.01)	–	–	(0.09)	–
Total distribution to shareholders	(0.85)	(0.80)	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$15.05	$19.98	$16.10	$14.31	$23.09
Market value, end of period	$15.09	$20.02	$16.09	$14.44	$24.00
Total return * (b)
Net asset value	-20.86%	29.68%	16.81%	-33.80%	-5.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$102,306	$101,895	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.70%	1.10	%(c)
Ratio of net investment income (loss) to
average net assets*	5.04%	4.71%	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate (d)	73%	44%	42%	114%	114%
* If certain expenses had not been waived
or reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
Ratio of total expenses to average
net assets	0.92%	0.94%	1.04%	1.98%	2.61	%(c)
Ratio of net investment income (loss)
to average net assets	4.82%	4.47%	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.
(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14% for the year ended May 31, 2012, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

PROSPECTUS | 113

Guggenheim Shipping ETF

		For the Period
		June 11, 2010*
Per share operating performance	For the Year Ended	through
for a share outstanding throughout the period	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$24.69	$25.96
Income from investment operations
Net investment income (a)	0.56	1.10
Net realized and unrealized loss	(8.26)	(1.89)
Total from investment operations	(7.70)	(0.79)
Distributions to shareholders
From and in excess of net investment income	(0.96)	(0.48)
Net asset value, end of period	$16.03	$24.69
Market value, end of period	$15.99	$24.67
Total return (b)
Net asset value	-31.98%	-3.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$30,452	$12,343
Ratio of net expenses to average net assets	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	3.35%	4.14	%(c)
Portfolio turnover rate(d)	43%	28%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

114 |

Guggenheim Timber ETF

				For the Period
	For the	For the	For the	For the	November 9,
	Year	Year	Year	Year	2007	**
Per share operating performance	Ended	Ended	Ended	Ended	through
for a share outstanding	May 31,	May 31,	May 31,	May 31,	May 31,
throughout the period	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.39	$17.70	$14.53	$22.03	$24.91
Income from investment operations
Net investment income(a)	0.42	0.94	0.25	0.47	0.33
Net realized and unrealized gain (loss)	(6.71)	4.34	2.97	(7.56)	(3.13)
Total from investment operations	(6.29)	5.28	3.22	(7.09)	(2.80)
Distributions to shareholders
From and in excess of net
investment income	(0.39)	(0.59)	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$15.71	$22.39	$17.70	$14.53	$22.03
Market value, end of period	$15.75	$22.38	$17.65	$14.69	$22.25
Total return * (b)
Net asset value	-28.20%	30.15%	22.15%	-31.77%	-11.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$106,054	$228,386	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.71%	0.95	%(c)
Ratio of net investment income (loss) to
average net assets*	2.29%	4.52%	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	56%	29%	39%	58%	23%
* If certain expenses had not been waived
or reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
Ratio of total expenses to average
net assets	0.82%	0.82%	0.86%	1.08%	1.43	%(c)
Ratio of net investment income (loss)
to average net assets	2.17%	4.40%	1.30%	2.99%	2.24	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

PROSPECTUS | 115

Guggenheim Yuan Bond ETF

	For the Period
Per share operating performance	September 22,
for a share outstanding	2011* through
throughout the period	May 31, 2012
Net asset value, beginning of period	$25.00
Income from investment operations
Net investment income (a)	0.20
Net realized and unrealized loss	(0.28)
Total from investment operations	(0.08)
Distributions to shareholders from
From net investment income	(0.10)
Return of capital	(0.06)
Total distributions to shareholders	(0.16)
Net asset value, end of period	$24.76
Market value, end of period	$25.16
Total return (b)
Net asset value	-0.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,953
Ratio of net expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	1.15	%(c)
Portfolio turnover rate (d)	54%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

116 |

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

Total Return Information

Information about the total return of each Fund’s Index in comparison to the total return of that Fund can be found at www.guggenheimfunds.com.

PROSPECTUS | 117

This page intentionally left blank.

For More Information

Existing Shareholders or Prospective Investors
• Call your broker
• www.guggenheimfunds.com

Dealers
• www.guggenheimfunds.com
• Distributor Telephone: (800) 345-7999

Investment Adviser
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

Distributor
Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

Custodian
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Transfer Agent
Computershare Limited
199 Water Street
New York, New York 10038

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Independent Registered Public
Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

PROSPECTUS | 119

A Statement of Additional Information dated September 28, 2012, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

September 28, 2012

Investment Company Act File No. 811-21910.

ETF-PRO-T2COMBO-0912

INVESTMENT COMPANY ACT FILE NO. 811-21910

CLAYMORE EXCHANGE-TRADED FUND TRUST 2

STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 28, 2012

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 28, 2012 for the following series of the Claymore Exchange-Traded Fund Trust 2 (the “Trust”), as it may be revised from time to time:

Name of Fund	NYSE Arca Ticker Symbol
Guggenheim Canadian Energy Income ETF	ENY
Guggenheim China Real Estate ETF	TAO
Guggenheim China Small Cap ETF	HAO
Guggenheim Frontier Markets ETF	FRN
Guggenheim International Multi-Asset Income ETF	HGI
Guggenheim Shipping ETF	SEA
Guggenheim Timber ETF	CUT
Guggenheim Yuan Bond ETF`	RMB

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Guggenheim Funds Distributors, LLC, or by calling toll free 1-800-345-7999.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on June 8, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 14 investment portfolios. This Statement of Additional Information relates to the following investment portfolios: the Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, Guggenheim Timber ETF and Guggenheim Yuan Bond ETF (each a “Fund” and together the “Funds”). Each Fund is based on an underlying index (each, an “Underlying Index,” and together, the “Underlying Indices”). Each Fund is “non-diversified” and, as such, the Funds’ investments are not required to meet certain diversification requirements under the 1940 Act (1). The shares of the Funds are referred to herein as “Shares” or “Fund Shares.”

The Funds are managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds Advisors” or the “Investment Adviser”). For the Guggenheim Yuan Bond ETF, J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”) serve as the Fund’s investment sub-advisers (together, the “Investment Sub-Advisers”).

The Funds offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of component securities included in the relevant Underlying Indices (the “Deposit Securities”) and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”). The Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “NYSE Arca”). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and/or a specified cash payment. Creation Units are aggregations of large specified blocks of Shares set for in the table below. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Fund(s)	Creation unit size
Guggenheim International Multi-Asset Income ETF	100,000 Shares

Guggenheim Shipping ETF
Guggenheim Canadian Energy Income ETF;	50,000 Shares

Guggenheim China Real Estate ETF;

Guggenheim China Small Cap ETF;

Guggenheim Frontier Markets ETF;

Guggenheim Timber ETF

  Guggenheim Yuan Bond ETF

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

(1)
With respect to each Fund, if a Fund’s investments are “diversified” under the 1940 Act for a period of three years, the Fund will then be considered “diversified” and will not be able to convert to a non-diversified fund without the approval of shareholders.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of a Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the NYSE Arca, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVES

The investment objective of the Guggenheim Canadian Energy Income ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “Sustainable Canadian Energy Income Index.”

The investment objective of the Guggenheim China Real Estate ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “AlphaShares China Real Estate Index.”

The investment objective of the Guggenheim China Small Cap ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “AlphaShares China Small Cap Index.”

The investment objective of the Guggenheim Frontier Markets ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “BNY Mellon New Frontier DR Index.”

The investment objective of the Guggenheim International Multi-Asset Income ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “Zacks International Multi-Asset Income Index.”

The investment objective of the Guggenheim Shipping ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses of an equity index called the “Dow Jones Global Shipping Index.”(1)

The investment objective of the Guggenheim Timber ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the “Beacon Global Timber Index.”

The investment objective of the Guggenheim Yuan Bond ETF is to provide investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a China Yuan bond index called the “AlphaShares China Yuan Bond Index.”

(1)           Prior to July 27, 2011, the Guggenheim Shipping ETF sought to replicate an index called the “Delta Global Shipping Index.”

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Funds’ respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Pursuant to restriction (1), if a Fund’s Underlying Index concentrates in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund’s Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. Each Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

With respect to investment in illiquid securities, if changes in the values of the Fund’s securities cause the Fund’s holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

The Funds (except Guggenheim Yuan Bond ETF) do not currently intend to engage in short sales.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

The discussion below supplements, and should be read in conjunction with, the “Principal Investment Strategies” section of the Prospectus.

Bonds. (Guggenheim Yuan Bond ETF only.) The Fund invests in bonds that are eligible for investment by U.S. investors and denominated in Yuan, of Chinese and non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. A bond is an interest-bearing security issued by a company or governmental unit, including a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.  An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

 Corporate Bonds. (Guggenheim Yuan Bond ETF only.) The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Variable or Floating Rate Instruments. (Guggenheim Yuan Bond ETF only.) The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Investment Adviser and Investment Sub-Advisers will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

The discussion below supplements, and should be read in conjunction with, the “Non-Principal Investment Strategies” and “Non-Principal Risk Considerations” section of the Prospectus.

Commercial Instruments. (Guggenheim Yuan Bond ETF only.) The Fund may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund's percentage limitations for investments in illiquid securities.

Rule 144A Securities. (Guggenheim Yuan Bond ETF only.) The Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  The Investment Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Investment Adviser determines that a Rule 144A security is no longer liquid, the Investment Adviser will review the Fund's holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of each Fund’s total assets. Voting rights in respect of such lent securities will typically pass to the borrower, but each Fund retains the right to call any security in anticipation of a vote that the Investment Adviser (or Investment Sub-Advisers) deems material to the security on loan.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Investment Adviser (or Investment Sub-Advisers) will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser (or Investment Sub-Advisers) believes it will be advantageous. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of each Fund’s principal investment strategy.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser (or Investment Sub-Advisers); (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, or as otherwise permitted by the SEC, each Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Real Estate Investment Trusts (“REITs”). Each Fund, except Guggenheim Yuan Bond ETF, may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors’ funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser (or Investment Sub-Advisers) may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components. The Funds will not use such instruments for hedging purposes.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”), and it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds’ Prospectus and this Statement of Additional Information.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s(R) Investors Service (“Moody’s”), Standard & Poor’s(R) (“S&P(R)”), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Investment Adviser (or Investment Sub-Advisers). Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in each Prospectus in the “Principal Investment Risks” and “Non-Principal Considerations” sections. The discussion below supplements, and should be read in conjunction with, the “Principal Investment Risks” section of each Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

The discussion below supplements, and should be read in conjunction with, the “Non-Principal Risk Considerations” section of the Prospectus.

Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser (or Investment Sub-Advisers) as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor - (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in securities.

MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Investment Adviser and Investment Sub-Advisers for the Funds under the Investment Advisory Agreement or the Sub-Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently has six Trustees, five of whom have no affiliation or business connection with the Investment Adviser, the Investment Sub-Advisers, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser, the Investment Sub-Advisers or the Distributor. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and Chief Executive Officer of the Investment Adviser and Distributor.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 14 portfolios, 30 separate portfolios of Claymore Exchange-Traded Fund Trust and 15 closed-end management investment companies.

NAME, ADDRESS		TERM OF		NUMBER OF
AND OF YEAR OF	POSITION (S)	OFFICE AND		PORTFOLIOS IN	OTHER
BIRTH	HELD	LENGTH OF	PRINCIPAL	FUND COMPLEX	DIRECTORSHIPS
INDEPENDENT	WITH	TIME	OCCUPATION (S)	OVERSEEN BY	HELD BY
TRUSTEES*	TRUST	SERVED**	DURING PAST 5 YEARS	TRUSTEES	TRUSTEES

Randall C. Barnes Year of Birth: 1951	Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	55	None.

Roman Friedrich III Year of Birth: 1946	Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-present).	50
Director, Zincore Metals Inc. (2009-present); Windstorm Resources Inc. (2011-present) and Axiom Gold & Silver Corp. (2011-present). Previously, director of Stratagold Corporation (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942	Trustee	Since 2010	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP. (1965-1998).	50	Director of Peabody Energy Company (2003 to present) and GP Natural Resource Partners, LLC (2002 to present).

Ronald A. Nyberg Year of Birth: 1953	Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None.

Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

  *  The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
 **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee, and other directorships, if any, held by the Interested Trustee are shown below.

NAME, ADDRESS		TERM OF		NUMBER OF
AND OF YEAR OF	POSITION (S)	OFFICE AND		PORTFOLIOS IN	OTHER
BIRTH	HELD	LENGTH OF	PRINCIPAL	FUND COMPLEX	DIRECTORSHIPS
INDEPENDENT	WITH	TIME	OCCUPATION (S)	OVERSEEN BY	HELD BY
TRUSTEE*	TRUST	SERVED**	DURING PAST 5 YEARS	TRUSTEE	TRUSTEE

Donald C. Cacciapaglia Year of Birth: 1951	Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex; President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and Chief Executive Officer of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010);  Managing Director of PaineWebber (1996-2002).
50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of the Interested Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The executive officers of the Trust who are not Trustees, term of office and length of time served and principal business occupations during the past five years are shown below.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Kevin M. Robinson Year of Birth: 1959	Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel (2007-present) of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC; Chief Executive Officer and/or Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary (2000- 2007) of NYSE Euronext, Inc. Formerly, Archipelago Holdings, Inc. Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.

John L. Sullivan Year of Birth: 1955	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director and Head of Fund Administration of Guggenheim Funds Investment Advisors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer for certain funds in the Fund Complex. Formerly, Managing Director and Chief Compliance Officer for each of the funds in the Van Kampen Investments fund complex (2004-2010). Formerly, Managing Director and Head of Fund Accounting and Administration for Morgan Stanley Investment Management (2002-2004).

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Joanna Catalucci Year of Birth: 1966	Interim Chief Compliance Officer	Since 2012
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).  Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

James Howley Year of Birth: 1972	Assistant Treasurer	Since 2006
Vice President, Fund Administration of Guggenheim Funds Distributors, LLC (2004-present); Assistant Treasurer of certain funds in the Fund Complex.  Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Mark J. Furjanic Year of Birth: 1959	Assistant Treasurer	Since 2008
Vice President, Fund Administration-Tax (2005-present) of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LCC; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.

Mark E. Mathiasen Year of Birth: 1978	Secretary	Since 2011
Director and Associate General Counsel of Guggenheim Fund Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain funds in the Fund Complex. Formerly, Assistant Secretary of the Trust (2008-2011). Previously, Law Clerk, Idaho State Courts (2003-2006).

William H. Belden, III Year of Birth: 1965	Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Management at Northern Trust Global Investments (1999-2005).

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Kevin Farragher Year of Birth: 1958	Vice President	Since 2012
Vice President of Guggenheim Funds Services, LLC (2000-present); Senior Product Manager, of ETFs for Guggenheim Investments.  Formerly with Investment Company Institute (1993-2000); Chase Manhattan Bank (1992-1993); and Van Eck Securities (1988-1992).

Stevens T. Kelly Year of Birth: 1982	Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

Derek Maltbie Year of Birth: 1972	Assistant Treasurer	Since 2011
Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2012-present).  Assistant Treasurer of certain funds in the Fund Complex. Previously, Assistant Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2005-2011).  Supervisor, Mutual Fund Administration of Van Kampen Investments, Inc. (1995-2005).

Kimberly Scott Year of Birth: 1974	Assistant Treasurer	Since 2012
Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2012-present); Assistant Treasurer of certain funds in the Fund Complex.  Previously, Financial Reporting Manager for Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager- Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

*	The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each Fund and in all registered investment companies in the same family of investment companies overseen by the Trustee is shown below.

NAME OF TRUSTEE INDEPENDENT TRUSTEES	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM CANADIAN ENERGY INCOME ETF (AS OF DECEMBER 31, 2011)	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM CHINA REAL ESTATE ETF (AS OF DECEMBER 31, 2011)

Randall C. Barnes	None	None

Roman Friedrich III	None	None

Robert B. Karn III	None	None

Ronald A. Nyberg	None	None

Ronald E. Toupin, Jr.	None	None

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM CHINA SMALL CAP ETF (AS OF DECEMBER 31, 2011)	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM FRONTIER MARKETS ETF (AS OF DECEMBER 31, 2011)

INDEPENDENT TRUSTEES

Randall C. Barnes	None	None

Roman Friedrich III	None	None

Robert B. Karn III	None	None

Ronald A. Nyberg	None	None

Ronald E. Toupin, Jr.	None	None

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM INTERNATIONAL-MULTI ASSET INCOME ETF (AS OF DECEMBER 31, 2011)	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM SHIPPING ETF (AS OF DECEMBER 31, 2011)

INDEPENDENT TRUSTEES

Randall C. Barnes	None	None

Roman Friedrich III	None	None

Robert B. Karn III	None	None

Ronald A. Nyberg	None	None

Ronald E. Toupin, Jr.	None	None

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM TIMBER ETF (AS OF DECEMBER 31, 2011)	DOLLAR RANGE OF EQUITY SECURITIES IN THE GUGGENHEIM YUAN BOND ETF (AS OF DECEMBER 31, 2011)

INDEPENDENT TRUSTEES

Randall C. Barnes	None	None

Roman Friedrich III	None	None

Robert B. Karn III	None	None

Ronald A. Nyberg	None	None

Ronald E. Toupin, Jr.	None	None

NAME OF TRUSTEE	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2011)

INDEPENDENT TRUSTEES

Randall C. Barnes	Over $100,000

Roman Friedrich III	$10,001 - $50,000

Robert B. Karn III	$10,001 - $50,000

Ronald A. Nyberg	Over $100,000

Ronald E. Toupin, Jr.	None

             Mr. Cacciapaglia does not beneficially own any securities in the Fund Complex.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board Leadership Structure

             The Board of Trustees currently has six Trustees, five of whom are “independent” and have no affiliation or business connection with the Investment Adviser, the Investment Sub-Advisers, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser, the Investment Sub-Advisers or the Distributor. Mr. Cacciapaglia is an “interested person” of the Trust because of his position as the President and Chief Executive Officer of the Investment Adviser and Distributor. Generally, the Board acts by majority vote of all the Trustees, which may include a majority vote of the Independent Trustees.

The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other Guggenheim funds. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the various individual Board members.

Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a trustee of other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Donald C. Cacciapaglia.  Mr. Cacciapaglia has over 25 years of experience in the financial industry and has experience in financial, regulatory, distribution and investment matters.

Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a trustee of other funds in the Fund Complex, his service as a director on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a trustee of other funds in the Fund Complex, his service as a director on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a trustee of certain funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a trustee of certain funds in the Fund Complex, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex.

Board’s Role in Risk Oversight

             Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Funds’ investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee reports its activities to the Board on a regular basis. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Trust, the Investment Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Adviser and the Investment Sub-Advisers on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds’ fiscal year ended May 31, 2012, the Trust’s Nominating and Governance Committee met four times.

Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm. During the Funds’ fiscal year ended May 31, 2012, the Trust’s Audit Committee met five times.

          Remuneration of Trustees and Officers

The Trust, together with Claymore Exchange-Traded Fund Trust, pays each Independent Trustee a fee of $35,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees, an annual fee of $3,000 to the independent chairperson of the Audit Committee and an annual fee of $1,500 to the independent chairperson of the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, and (c) $500 for each meeting of the Audit Committee or the Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

Officers who are employed by the Investment Adviser and the Interested Trustee receive no compensation or expense reimbursements from the Trust.

The table below shows the compensation paid to Trustees for the Funds’ fiscal year ended May 31, 2012:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex
INDEPENDENT TRUSTEES
Randall C. Barnes	$31,000	N/A	$214,500
Ronald A. Nyberg	$30,625	N/A	$357,750
Ronald E. Toupin, Jr.	$32,125	N/A	$288,125
Robert B. Karn III	$29,500	N/A	$162,250
Roman Friedrich III	$30,250	N/A	$162,750

               The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

                Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

                  Investment Sub-Advisers. (Guggenheim Yuan Bond ETF only.) The Investment Sub-Advisers assist the Investment Adviser with the investment and reinvestment of the Fund’s assets.

Portfolio Managers.  Stephen Chang and Shaw-Yann Ho serve as portfolio managers for the Guggenheim Yuan Bond ETF and are responsible for the day-to-day management of the Fund’s portfolio. Saroj Kanuri, CFA, Director, ETF Portfolio Management, of Guggenheim Funds Advisors, serves as a portfolio manager for each other Fund and is responsible for the day-to-day management of those Funds’ portfolios.

Other Accounts Managed by the Portfolio Managers.

As of May 31, 2012, Mr. Chang managed no registered investment companies, six pooled investment vehicles other than registered investment companies with a total of approximately $565 million in assets, and three other accounts with a total of approximately $339 million in assets.  None of these other accounts managed by Mr. Chang paid a performance-based fee.  Ms. Ho managed no other accounts.  Mr. Kanuri managed funds of two registered investment companies (consisting of a total of 40 separate series) with a total of approximately $3.8 billion in assets.  Mr. Kanuri managed no other accounts.

Although the funds in the Trust that are managed by Mr. Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for Mr. Kanuri or the Investment Adviser.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Guggenheim Yuan Bond ETF ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Guggenheim Yuan Bond ETF and client portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM or JFIMI may receive more compensation with respect to certain Similar Accounts than that received with respect to the Guggenheim Yuan Bond ETF or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM, JFIMI or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or JFIMI could be viewed as having a conflict of interest to the extent that JPMIM or JFIMI has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or JFIMI’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and JFIMI by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or JFIMI may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability.  JPMIM or JFIMI may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s or JFIMI’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or JFIMI manages accounts that engage in short sales of securities of the type in which the Guggenheim Yuan Bond ETF invests, JPMIM or JFIMI could be seen as harming the performance of the Guggenheim Yuan Bond ETF for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM and JFIMI may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM and JFIMI will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Guggenheim Yuan Bond ETF from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Guggenheim Yuan Bond ETF’s objectives.

            The goal of JPMIM and JFIMI is to meet their fiduciary obligation with respect to all clients. JPMIM and JFIMI have policies and procedures that seek to manage conflicts. JPMIM and JFIMI monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s and JFIMI’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and JFIMI also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s or JFIMI’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or JFIMI may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM or JFIMI attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or JFIMI so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation.

Mr. Kanuri’s compensation consists of the following elements:

Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

JPMIM’s and JFIMI’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM’s and JFIMI’s business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.  Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or JFIMI.  When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Securities Ownership of the Portfolio Managers. As of May 31, 2012, Messrs. Kanuri and Chang and Ms. Ho did not own Shares of any Fund.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each of the following Funds pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of the Fund’s average daily net assets set forth in the chart below.

FUND	FEE
Guggenheim Canadian Energy Income ETF	0.50% of average daily net assets
Guggenheim China Real Estate ETF	0.50% of average daily net assets
Guggenheim China Small Cap ETF	0.55% of average daily net assets
Guggenheim Frontier Markets ETF	0.50% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.50% of average daily net assets
Guggenheim Timber ETF	0.50% of average daily net assets

                     Pursuant to an expense reimbursement agreement (the “Expense Agreement”) entered into between the Trust and the Investment Adviser, the Investment Adviser has agreed to pay Fund expenses to the extent necessary to prevent the operating expenses of each of the above-listed Funds (excluding interest expenses, all or a portion of the Fund’s licensing fees, offering costs (up to 0.25% of average net assets for the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF and Guggenheim Frontier Markets ETF), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) from exceeding the percentage of its average net assets set forth in the chart below (the “Expense Cap”), at least until December 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.  For a period of five (5) years subsequent to each Fund’s commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent that the Fund incurs expenses that are excluded from the Expense Cap, the Fund’s expense ratio will exceed the Expense Cap.

FUND	EXPENSE CAP
Guggenheim Canadian Energy Income ETF	0.65% of average daily net assets
Guggenheim China Real Estate ETF	0.65% of average daily net assets
Guggenheim China Small Cap ETF	0.70% of average daily net assets
Guggenheim Frontier Markets ETF	0.65% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.65% of average daily net assets
Guggenheim Timber ETF	0.65% of average daily net assets

In addition to advisory fees, to the extent not covered by the Expense Cap, each Fund listed above pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Independent Trustees, and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each of the following Funds pays the Investment Adviser a unitary management fee for the services and facilities it provides, payable on a monthly basis at the annual percentage rate of its average daily net assets set forth in the chart below:

FUND	FEE
Guggenheim Shipping ETF	0.65% of average daily net assets
Guggenheim Yuan Bond ETF	0.65% of average daily net assets

 Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each of the above listed Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses related to a meeting of the applicable Fund’s shareholders).

The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund’s fiscal year ended May 31, 2012 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Cap, if applicable), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Cap during that period are set forth in the chart below with respect to each Fund.

	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2012	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2012
Guggenheim Canadian Energy Income ETF	$686,768	$115,702
Guggenheim China Real Estate ETF	$112,973	$112,973
Guggenheim China Small Cap ETF	$1,048,228	$326,508
Guggenheim Frontier Markets ETF	$732,879	$155,443
Guggenheim International Multi-Asset Income ETF	$473,164	$203,298
Guggenheim Shipping ETF	$179,786	N/A
Guggenheim Timber ETF	$660,840	$165,835
Guggenheim Yuan Bond ETF	$22,430	N/A

The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund’s fiscal year ended May 31, 2011 (except Guggenheim Yuan Bond ETF, which had not yet commenced operations) (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Cap), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Cap during that period are set forth in the chart below with respect to each Fund.

	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2011	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2011
Guggenheim Canadian Energy Income ETF	$627,026	$174,890
Guggenheim China Real Estate ETF	$252,357	$160,192
Guggenheim China Small Cap ETF	$2,130,224	$544,983
Guggenheim Frontier Markets ETF	$801,577	$160,574
Guggenheim International Multi-Asset Income ETF	$379,955	$184,809
Guggenheim Shipping ETF	$89,598	N/A
Guggenheim Timber ETF	$743,126	$178,441

The aggregate amount of the management fee paid by each Fund  to the Investment Adviser for the Fund’s fiscal year ended May 31, 2010 (except Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, which had not yet commenced operations) (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Cap), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Cap during that period are set forth in the chart below with respect to each Fund.

	MANAGEMENT FEES PAID (BEFORE REIMBURSEMENTS) FOR THE FISCAL YEAR ENDED MAY 31, 2010	NET EXPENSES REIMBURSED FOR THE FISCAL YEAR ENDED MAY 31, 2010
Guggenheim Canadian Energy Income ETF	$ 318,784	$119,621
Guggenheim China Real Estate ETF	$ 348,583	$153,613

Guggenheim China Small Cap ETF	$1,401,198	$421,560
Guggenheim Frontier Markets ETF	$ 125,839	$101,101
Guggenheim International Multi-Asset Income ETF	$ 197,178	$133,566
Guggenheim Timber ETF	$ 460,132	$148,408

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until May 31, 2013 (except for the Guggenheim Yuan Bond ETF, for which the Investment Advisory Agreement will continue until May 31, 2014), and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

            Guggenheim Funds Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.  Guggenheim Funds Services Group, LLC, the parent company of Guggenheim Funds Advisors, is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Guggenheim Investments represents the investment management division of Guggenheim. Through its affiliates, including Guggenheim Partners Investment Management, LLC, Guggenheim has more than $160 billion of assets under supervision as of March 31, 2012. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Sub-Advisory Agreement.  (Guggenheim Yuan Bond ETF only.) JFIMI and JPMIM have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC pursuant to which JFIMI and JPMIM will serve as investment sub-advisers to the Fund.    JFIMI and JPMIM are registered as investment advisers under the Investment Advisers Act of 1940, as amended.  JFIMI is also licensed by the Hong Kong Securities and Futures Commission (“SFC”) and is authorized by the SFC to engage in Type 4 (Advising on Securities) and Type 9 (Asset Management) activities in Hong Kong.  JFIMI and JPMIM are indirect wholly-owned subsidiaries of JPMorgan Chase & Co., a bank holding company.  JFIMI is located at 21st Floor, Chater House, 8 Connaught Road, Hong Kong.   The principal address of JPMIM is 270 Park Avenue, New York, New York 10017.

JFIMI and JPMIM provide discretionary investment management services to institutional clients. As of June 30, 2012, JPMIM, JFIMI and their affiliates had $1.35 trillion in assets under management.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays JFIMI and JPMIM sub-advisory fees for their services payable on a quarterly basis at the annual rate of the Fund’s average daily net assets set forth below:

Investment Sub-Adviser	Average Daily Net Assets	Sub-Advisory Fee
JFIMI	First $50 million Next $50 million Next $100 million Over $200 million	0.1875% 0.1500% 0.1350% 0.1125%
JPMIM	First $50 million Next $50 million Next $100 million Over $200 million	0.0625% 0.0500% 0.0450% 0.0375%

            Administrator. Guggenheim Funds Investment Advisors, LLC also serves as the Trust’s administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the fiscal years ended May 31, 2010, May 31, 2011 and May 31, 2012, after giving effect to expense reimbursements, the Trust paid to Guggenheim Funds Advisors a total of $144,193, $244,731 and $197,679, respectively, in fees pursuant to the administration agreement. Guggenheim Funds Advisors is compensated for its administrative, bookkeeping and accounting services to the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF solely from the unitary management fee pursuant to the Investment Advisory Agreement.

Custodian. The Bank of New York Mellon (“BNY”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds’ assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY may be reimbursed by the Funds for its out-of-pocket expenses. For the fiscal years ended May 31, 2010, May 31, 2011 and May 31, 2012, the Trust paid to BNY a total of

$231,106, $238,058 and $211,151, respectively, in fees pursuant to the Custodian Agreement. As compensation for the foregoing services with respect to Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee pursuant to the Investment Advisory Agreement.

Transfer Agent. Computershare Limited, located at 199 Water Street, New York, New York 10038, serves as transfer agent of the Funds pursuant to the Transfer Agency Agreement. As transfer agent, Computershare Limited provides transfer agency and fund accounting services to the Funds.

Distributor. Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”) is the distributor of each Fund’s Shares (in such capacity, the “Distributor”). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

FUND	FEE
Guggenheim Canadian Energy Income ETF	0.25% of average daily net assets
Guggenheim China Real Estate ETF	0.25% of average daily net assets
Guggenheim China Small Cap ETF	0.25% of average daily net assets
Guggenheim Frontier Markets ETF	0.25% of average daily net assets
Guggenheim International Multi-Asset Income ETF	0.25% of average daily net assets
Guggenheim Shipping ETF	0.25% of average daily net assets
Guggenheim Timber ETF	0.25% of average daily net assets
Guggenheim Yuan Bond ETF	0.25% of average daily net assets

The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund’s average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust’s then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund’s average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition, the Board of Trustees has adopted a resolution that no such fee will be paid for at least 12 months from the date of this SAI.

Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates (“Guggenheim Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds or other Guggenheim funds (“Payments”). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Guggenheim Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Guggenheim funds. Guggenheim Entities may make Payments for

Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general (“Publishing Costs”). In addition, Guggenheim Entities may make Payments to Intermediaries that make shares of the Funds and certain other Guggenheim funds available to their clients or for otherwise promoting the Funds and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Funds and other Guggenheim funds will be immaterial to Guggenheim Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

          Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

FUND	UNDERLYING INDEX
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	Bank of New York Mellon New Frontier DR Index
Guggenheim International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index
Guggenheim Yuan Bond ETF	AlphaShares China Yuan Bond Index

No Index Provider is affiliated with the Funds or with the Investment Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider.

The only relationship that each Index Provider has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the

Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICIES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and Investment Sub-Advisers rely upon their experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Investment Adviser and Investment Sub-Advisers effect transactions with those brokers and dealers that the Investment Adviser and Investment Sub-Advisers believe provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser, Investment Sub-Advisers and their affiliates do not currently participate in soft dollar transactions.

The Investment Adviser and Investment Sub-Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser and Investment Sub-Advisers are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser and Investment Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by each Fund for the Fund’s fiscal years ended May 31, 2012, 2011 and 2010, respectively, are set forth in the table below:

	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2012**	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2011*	BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR ENDED MAY 31, 2010

Guggenheim Canadian Energy Income ETF	$140,645	$84,121	$ 141,304

Guggenheim China Real Estate ETF	$3,403	$8,662	$ 17,786

Guggenheim China Small Cap ETF	$66,498	$45,115	$ 166,561

Guggenheim Frontier Markets ETF	$22,471	$11,768	$ 12,970

Guggenheim International Multi-Asset Income ETF	$56,517	$23,216	$ 16,113

Guggenheim Shipping ETF	$13,190	$4,368	–

Guggenheim Timber ETF	$69,125	$30,802	$ 40,701

Guggenheim Yuan Bond ETF	$0	–	–

*             The Guggenheim Shipping ETF commenced operations on June 11, 2010.
**           The Guggenheim Yuan Bond ETF commenced operations on September 22, 2011.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 8, 2006.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of 14 funds. The Board of Trustees of the Trust has the right to establish additional series or liquidate existing series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

 Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

            The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

As of August 31, 2012, the following persons owned 5% or more of a Fund’s securities:

GUGGENHEIM CANADIAN ENERGY INCOME ETF (ENY)
NAME	ADDRESS	% OWNED
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	14.68%
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	14.57%
TD Ameritrade Clearing, Inc.	51 Mercedes Way, Edgewood, NY 11717	9.85%
ICAP Corporates LLC	1100 Plaza Five Harbourside Financial Center, Jersey City, NJ 07311	8.60%
Morgan Stanley DW Inc.	2000 Westchester Avenue Purchase, NY 10577	8.26%
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	101 Hudson Street, 8th Floor, Jersey City, NJ 07303	5.24%
Vanguard Marketing Corporation	100 Vanguard Boulevard, Malvern, PA 19355	5.13%

GUGGENHEIM CHINA SMALL CAP ETF (HAO)
NAME	ADDRESS	% OWNED
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	17.66%
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	12.65%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399	10.07%
Brown Brothers Harriman & Co.	525 Washington Blvd, Newport Tower, Jersey City, NJ 07310	8.19%

GUGGENHEIM CHINA REAL ESTATE ETF (TAO)
NAME	ADDRESS	% OWNED
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	15.76%
ICAP Corporates LLC	1100 Plaza Five Harbourside Financial Center, Jersey City, NJ 07311	13.37%
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	11.73%
Deseret Trust Company	30 E. 100 South, Suite 900, Salt Lake City, UT 84111-1900	8.79%
TD Ameritrade Clearing, Inc.	51 Mercedes Way, Edgewood, NY 11717	5.84%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399	5.25%
Brown Brothers Harriman & Co.	525 Washington Blvd, Newport Tower, Jersey City, NJ 07310	5.01%

GUGGENHEIM FRONTIER MARKETS ETF (FRN)
NAME	ADDRESS	% OWNED
J.P. Morgan Chase Bank, N.A.	3 Chase Metrotech Center, Proxy Dept., Brooklyn, NY 11245-0001	12.69%
Brown Brothers Harriman & Co.	525 Washington Blvd, Newport Tower, Jersey City, NJ 07310	11.86%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399	9.70%
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	9.41%
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	9.02%
Morgan Stanley DW Inc.	2000 Westchester Avenue, Purchase, NY 10577	7.02%
UBS Financial Services LLC	1200 Harbor Blvd., Weehawken, NJ 07086	5.41%

GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF (HGI)
NAME	ADDRESS	% OWNED
CDS Clearing and Depository Services Inc.	600 Boulevard de Maisonnueve, Quest Brueau 210, Montreal, Quebec, Canada H3A 3J2	38.97%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399	35.62%

GUGGENHEIM SHIPPING ETF (SEA)
NAME	ADDRESS	% OWNED
ICAP Corporates LLC	1100 Plaza Five Harbourside Financial Center, Jersey City, NJ 07311	14.83%
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	12.16%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	101 Hudson Street, 8th Floor, Jersey City, NJ 07303	8.84%
E*Trade Capital Markets	One Financial Place, Suite 3030, 440 LaSalle Street, Chicago, IL 60605	7.37%
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	7.10%
Morgan Stanley DW Inc.	2000 Westchester Avenue, Purchase, NY 10577	6.09%

GUGGENHEIM TIMBER ETF (CUT)
NAME	ADDRESS	% OWNED
The Fifth Third Bank	5001 Kingsley Drive, Cincinnati, OH 45227	13.11%
Charles Schwab & Co., Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016	12.76%
TD Ameritrade Clearing, Inc.	51 Mercedes Way, Edgewood, NY 11717	10.66%
Bank of America, N.A.	NA/WEIM Trust Operations, 411 N. Akard, 5th Floor, Dallas, TX 75201	10.14%
Morgan Stanley DW Inc.	2000 Westchester Avenue, Purchase, NY 10577	8.05%
National Financial Services LLC	200 Liberty Street, New York City, NY 10281	6.55%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399	5.45%

GUGGENHEIM YUAN BOND ETF (RMB)
NAME	ADDRESS	% OWNED
Deutsche Bank Securities, Inc.	60 Wall Street, New York, NY 10005	56.64%
Morgan Stanley DW Inc.	2000 Westchester Avenue, Purchase, NY 10577	21.56%
Brown Brothers Harriman & Co.	525 Washington Blvd, Newport Tower, Jersey City, NJ 07310	9.90%

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service’s guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

To the extent that a third party service provider seeks the Investment Adviser’s direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Funds' Form N-Q and Form N-CSR is available without charge, upon request, by calling 1-888-345-7999 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds’ complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca, via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.

             Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, Investment Sub-Advisers and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – (and/or an amount of cash in lieu of some or all of the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication, or representation, of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash - the “Cash Component” - computed as described below. Together, the Deposit Securities (and/or an amount of cash in lieu of some or all of the Deposit Securities) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component.  The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” - an amount equal to the market value of the Deposit

 Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash - i.e., a “cash in lieu” amount - to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (such entities being “Authorized Participants”). Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

            All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for Creation Unit Aggregations. Those placing orders should ascertain the deadlines applicable to DTC and the

Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders. The Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day.  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard Creation/Redemption Transaction Fee for each Fund is set forth in the table below:

FUND	STANDARD CREATION/REDEMPTION TRANSACTION FEE
Guggenheim Canadian Energy Income ETF	$500
Guggenheim China Real Estate ETF	$1,000
Guggenheim China Small Cap ETF	$4,000
Guggenheim Frontier Markets ETF	$500
Guggenheim International Multi-Asset Income ETF	$2,000
Guggenheim Shipping ETF	$500
Guggenheim Timber ETF	$500
Guggenheim Yuan Bond ETF	$500

In the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions or partial cash redemptions are available or specified for a Fund, the redemption proceeds for a

 Creation Unit Aggregation generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders.  Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard transaction fees for the Fund are the same as the standard creation fees set forth above.  In no event will a redemption transaction fee exceed 2% of the amount redeemed.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the

Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of such Fund on the NYSE Arca on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

           The dates in calendar years 2012 and 2013 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2012

Argentina
April 2	May 25	October 15	December 25
April 5	June 18	November 6	December 31
April 6	July 9	December 8
May 1	August 20	December 24

Australia
January 2	April 9	June 11	December 25
January 26	April 25	August 6	December 26
March 5	May 7	August 15
March 12	May 21	October 1
April 6	June 6	November 6

Austria
January 6	May 17	October 26	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24
May 1	August 15	December 25

Bahamas
January 2	June 1	December 25
April 6	July 10	December 26
April 9	August 6
May 28	October 12

Barbados
January 2	April 28	August 6
January 21	May 1	November 30
April 6	May 28	December 25
April 9	August 1

Belgium
April 6	May 18	December 25
April 9	May 28	December 26
May 1	August 15
May 17	November 1

Bermuda
January 1	July 28	December 25
April 6	September 4	December 26
May 21	October 9
July 27	November 11

Brazil
January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20

Canada
January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25

Cayman Islands
January 1	April 9	November 12
January 25	May 17	December 25
February 22	June 11	December 26
April 6	July 5

Chile
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31

China
January 2	January 30	May 7	October 4
January 16	January 31	May 28	October 5
January 23	February 20	July 4	October 8
January 24	May 1	September 3	November 12
January 25	May 2	October 1	November 22
January 26	May 3	October 2	December 25
January 27	May 4	October 3

Colombia
January 9	May 21	August 7	December 25
March 19	June 11	August 20	December 31
April 5	June 18	October 15
April 6	July 2	November 5
May 1	July 20	November 12

Croatia
January 1	June 7	October 8
January 6	June 22	November 1
April 6	June 25	December 25
May 1	August 5

Denmark
April 5	May 17	December 25
April 6	May 28	December 26
April 9	June 5	December 31
May 4	December 24

Egypt*
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

*The Egyptian market is closed every Friday.

Finland
January 6	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31
May 1	December 24

France
April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25

Germany
January 6	May 1	August 15	December 25
February 20	May 17	October 3	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24

Greece
January 6	April 13	August 15
February 27	April 16	December 25
April 6	May 1	December 26
April 9	June 4

Hong Kong
January 2	April 6	October 1	December 25

January 23	April 9	October 2	December 26
January 24	May 1	October 23	December 31
April 4	July 2	December 24

Hungary
March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24

India
January 26	April 6	August 18	October 24
February 20	April 14	August 20	October 27
March 8	May 1	August 22	November 13
March 23	June 30	September 19	November 15
April 2	July 2	September 29	November 28
April 4	August 15	October 2	December 25

Indonesia
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16

Ireland
January 2	May 1	October 29	December 27
March 19	May 7	December 24
April 6	June 4	December 25
April 9	August 6	December 26

Israel*
March 8	April 27	September 18	October 7
April 12	May 27	September 25	October 8
April 13	July 29	September 26
April 25	September 16	September 30
April 26	September 17	October 1

* The Israeli market is closed every Friday.

Italy
January 6	May 1	December 24
April 6	June 29	December 25
April 9	August 15	December 26
April 25	November 1	December 31

Japan
January 2	April 30	July 16	December 31
January 3	May 3	September 17
January 9	May 4	October 8
March 20	May 5	November 23

Kazakhstan
January 1	May 1	October 26
January 7	May 9	December 16
March 8	August 30
March 22	October 25

Lithuania
January 2	April 9	May 17	November 2
February 16	April 10	June 25	December 24
February 17	April 30	July 6	December 25
March 12	May 1	August 15	December 26

April 6	May 7	November 1	December 31

Luxembourg
April 6	May 17	November 1	December 26
April 9	May 28	December 24
May 1	August 15	December 25

Malaysia
January 20	February 4	August 30	October 26
February 1	February 15	August 31	November 7
February 2	May 2	September 1	November 28
February 3	May 17	September 16	December 26

Malta
January 1	April 6	August 15	December 13
February 10	May 1	September 8	December 25
March 19	June 7	September 21
March 31	June 29	December 8

Mexico
February 6	April 5	November 2	December 12
March 19	April 6	November 19	December 25
March 21	May 1	November 20

The Netherlands
April 6	May 1	December 25
April 9	May 17	December 26
April 30	May 28

Norway
April 5	May 1	December 24	December 31
April 6	May 17	December 25
April 9	May 28	December 26

Panama
January 2	February 22	August 15
January 9	April 5	November 5
February 20	April 6	November 26
February 21	May 1	December 25

Peru
April 5	June 29	November 1	December 31
April 6	August 30	December 24
May 1	October 8	December 25

The Philippines
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25

Poland
April 6	June 7	December 26
April 9	August 15
May 1	November 1
May 3	December 25

Portugal
February 21	May 1	October 5	December 26
April 6	June 7	November 1
April 9	June 13	December 24
April 25	August 15	December 25

Qatar*
August 19	August 22	October 28
August 20	September 3	October 29
August 21	October 25

*The Qatari market is closed every Friday.

Russia
January 2	January 9	April 30	November 5
January 3	February 23	May 1	December 31
January 4	February 24	May 9
January 5	March 8	June 11
January 6	March 9	June 12

Singapore
January 2	May 5	October 26
January 23	May 7	November 13
April 6	August 9	December 25
May 1	August 20

South Africa
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24

South Korea
January 23	April 12	August 15	December 25
January 24	May 1	October 1	December 31
March 1	May 28	October 3
April 5	June 6	December 19
April 11	July 17	December 20

Spain
January 6	April 9	August 15	December 6
March 20	May 1	October 12	December 25
April 5	May 2	November 1	December 26
April 6	May 15	November 9

Sri Lanka
January 16	April 6	August 1	November 28
February 3	April 13	August 20	December 25
February 6	May 1	August 31	December 27
February 7	May 7	October 26
February 20	June 4	October 29
March 7	July 3	November 13

Sweden
January 6	May 17	December 25
April 6	June 6	December 26
April 9	June 22	December 31
May 1	December 24

Switzerland
January 2	May 1	August 1	December 25
January 6	May 17	August 15	December 26
March 19	May 28	September 6	December 31
April 6	June 7	November 1
April 9	June 29	December 24

Thailand
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23

April 13	June 4	December 5

Trinidad and Tobago
January 1	May 30	August 19	December 25
March 29	June 7	August 31	December 26
April 6	June 19	September 24
April 9	August 1	November 13

Turkey
April 23	October 25
August 20	October 26
August 21	October 28
August 30	October 29

Ukraine
January 2	April 15	June 3
January 7	May 1	June 28
March 8	May 9	August 24

The United Kingdom
January 2	May 28
April 6	August 27
April 9	December 25
May 7	December 26

Uruguay
January 6	April 6	July 18
February 20	April 23	October 15
February 21	May 1	November 2
April 5	May 21	December 25

Venezuela
January 9	April 6	July 2	November 5
February 20	April 19	July 5	December 25
February 21	May 1	July 24
March 19	May 21	August 13
April 5	June 11	October 12

Vietnam
January 3	February 3	April 12
January 31	February 4	May 2
February 1	February 7	May 3
February 2	April 11	September 2

2013

Argentina
January 1	May 1	November 6
March 28	June 17	December 24
March 29	July 9	December 25
April 1	August 19	December 31

Australia
January 1	April 1	June 10	November 5
January 28	April 25	August 5	December 25
March 4	May 6	August 14	December 26
March 11	May 20	September 30
March 29	June 3	October 7

Austria
January 1	May 9	November 1	December 31
March 29	May 20	December 24

April 1	May 30	December 25
May 1	August 15	December 26

Bahamas
January 1	June 7	December 25
March 29	July 10	December 26
April 1	August 5
May 20	October 12

Barbados
January 1	April 28	August 5
January 21	May 1	November 30
March 29	May 20	December 25
April 1	August 1

Belgium
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

Bermuda
January 1	August 1	December 25
March 29	August 2	December 26
May 24	September 2
June 17	November 11

Brazil
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25

Canada
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

Cayman Islands
January 1	April 1	November 11
January 21	May 20	December 25
February 13	June 10	December 26
March 29	July 1

Chile
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 26
May 21	September 19	December 31

China
January 1	February 14	May 7	October 3
January 21	February 15	May 27	October 4
February 7	February 18	July 4	October 7
February 8	May 1	September 2	October 14
February 11	May 2	September 30	November 11
February 12	May 3	October 1	November 28
February 13	May 6	October 2	December 25

Colombia
January 1	May 1	August 7	December 31
January 7	May 13	August 19
March 25	June 3	October 14

March 28	June 10	November 11
March 29	July 1	December 25

Croatia
January 1	May 30	October 8
January 6	June 20	November 1
March 31	June 25	December 25
May 1	August 5

Denmark
January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 20	December 26
April 1	June 5	December 31

Egypt*
January 1	May 5	August 8	October 16
January 7	May 6	August 11	November 4
January 24	July 1	October 6	November 5
April 25	July 23	October 14
May 1	August 7	October 15
*The Egyptian market is closed every Friday.

Finland
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

France
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May 1	November 1

Germany
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

Greece
January 1	April 1	June 14	December 26
March 18	May 1	August 16
March 25	May 3	October 28
March 29	May 6	December 25

Hong Kong
January 1	April 1	June 12	October 14
February 11	April 4	July 1	December 24
February 12	May 1	September 20	December 25
March 29	May 17	October 1	December 26
December 31
Hungary
January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26

India
January 25	April 20	August 10	November 4
January 26	April 23	August 15	November 5
March 27	May 1	August 22	November 14

March 29	May 25	September 9	November 15
April 1	June 29	September 30	December 25
April 11	July 1	October 2
April 19	August 9	October 16

Indonesia
January 1	May 1	August 19	December 25
January 25	May 9	August 20	December 26
March 12	June 7	October 23	December 30
March 15	August 7	October 15	December 31
March 29	August 8	November 4
April 1	August 12	November 5
April 11	August 13	December 24

Ireland
January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

Israel*
February 24	April 14	September 6
March 25	April 15	September 13
March 26	May 14	September 25
March 31	May 15	September 26
April 1	July 16

* The Israeli market is closed every Friday.

Italy
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

Japan
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 6	December 23
January 14	May 3	September 23	December 31

Kazakhstan
January 1	May 1	August 5
January 7	May 30	October 8
March 8	June 20
March 21	June 25

Lithuania
January 1	May 1	August 15
February 16	May 5	November 1
March 11	June 2	December 25
March 31	June 24	December 26
April 1	July 6

Luxembourg
January 1	May 1	August 15	December 25
March 29	May 9	November 1	December 26
April 1	May 20	December 24

Malaysia
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25

February 12	May 31	August 31

Malta
January 1	May 1
February 10	June 7
March 19	June 29
March 31	August 15

Mexico
January 1	March 18	March 29	November 18
February 4	March 21	May 1	November 20
February 5	March 28	September 16	December 12
December 25
The Netherlands
January 1	April 30	May 20
March 29	May 1	December 25
April 1	May 9	December 26

Norway
January 1	April 1	May 17	December 25
March 28	May 1	May 20	December 26
March 29	May 9	December 24	December 31

Panama
January 1	August 15	December 2
January 9	November 3	December 8
March 29	November 5	December 25
May 1	November 10

Peru
January 1	May 1	October 8	December 25
March 28	July 29	November 1	December 31
March 29	August 30	December 24

The Philippines
January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

Poland
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

Portugal
January 1	April 25	November 1
February 12	May 1	December 24
March 29	May 30	December 25
April 1	August 15	December 26

Qatar*
August 8
October 15
December 18

*The Qatari market is closed every Friday.

Russia
January 1	January 8	May 9	December 26
January 2	January 9	May 10
January 3	February 25	June 12
January 4	March 8	November 4

January 7	May 1	December 25

Singapore
January 1	May 1	August 9	December 25
February 11	May 24	October 15
February 12	May 25	November 2
March 29	August 8	November 4

South Africa
January 1	May 1	December 16
March 21	June 17	December 24
March 29	August 9	December 25
April 1	September 24	December 26

South Korea
January 1	May 17	September 19
February 11	June 6	September 20
March 1	July 17	October 3
April 5	August 15	December 25
May 1	September 18	December 31

Spain
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

Sri Lanka
January 1	March 27	July 22	November 3
January 14	March 29	August 8	November 17
January 24	April 25	August 21	December 17
February 4	May 1	September 19	December 25
February 25	May	October 15
March 10	June 23	October 18

Sweden
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

Switzerland
January 1	May 1	August 15	December 26
January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25

Thailand
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

Trinidad and Tobago
January 1	May 30	August 31	December 26
March 29	June 19	September 24
March 30	August 1	November 3
April 1	August 8	December 25

Turkey
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18

August 8	October 25	October 28

Ukraine
January 1	May 1	June 23
January 7	May 5	June 28
March 8	May 9	August 24

The United Kingdom
January 1	May 27
March 29	August 26
April 1	December 25
May 6	December 26

Uruguay
January 1	March 29	June 19	November 2
January 6	April 19	July 18	December 25
February 11	May 1	August 25
March 28	May 18	October 14

Venezuela
January 1	April 1	July 24
February 11	May 1	October 12
March 28	June 24	December 25
March 29	July 5

Vietnam
January 1	April 30
February 10	May 1
April 19	September 2

Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the calendar years 2012 and 2013, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows:

2012

Country	Trade Date	Settlement Date	Number of Days to Settle

Argentina	03/30/12	04/09/12	10

Austria	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	04/30/12	05/10/12	12
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13

Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/13	10

Denmark	04/02/12	04/10/12
	04/13/12	04/11/12	8

	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8

Finland	12/19/12	12/27/12	8
	12/20/11	12/28/12	8
	12/21/12	01/01/13	11

Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Ireland	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11

Italy	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Lithuania	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Luxembourg	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10

Norway	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Panama	02/15/12	02/23/12	8
	02/16/12	02/24/12	8
	02/17/12	02/27/12	10

Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8

Portugal	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11

Qatar	08/14/12	08/23/12	9
	08/15/12	08/26/12	11
	08/16/12	08/27/12	11
	10/22/12	10/30/12	8
	10/23/12	10/31/12	8
	10/24/12	11/01/12	8

Russia	12/28/12	01/10/13	13
	12/29/12	01/11/13	13
	12/30/12	01/12/13	13

South Africa	12/27/12	01/04/12	8
	12/28/12	01/05/12	8
	12/29/12	01/06/12	8
	12/30/12	01/09/12	10
	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/29/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9

Spain	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8

Sri Lanka	01/31/12	02/08/12	8
	02/01/12	02/09/12	8
	02/02/12	02/10/12	8

Sweden	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10

Switzerland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10

2013

Country	Trade Date	Settlement Date	Number of Days to Settle

Argentina	3/25/13 3/26/13 3/27/13	4/02/13 4/03/13 4/04/13	8 8 8

China	02/04/13 02/05/13	02/19/13 02/20/13	15 15
	02/06/13	02/21/13	15
	04/26/13	05/08/13	12
	04/29/13	05/09/13	10
	04/30/13	05/10/13	10
	09/25/13 09/26/13 09/27/13	10/08/13 10/09/13 10/10/13	13 13 13
Czech Republic Denmark	12/19/03 12/20/13 12/23/13 03/25/13 03/26/13	12/27/13 12/30/13 01/02/14 04/02/13 04/03/13	8 10 10 8 8
	03/27/13 10/08/13	04/04/13 10/17/13	8 9
	12/19/13 12/20/13 12/23/13	12/27/13 12/30/13 01/02/14	8 10 10
Egypt Finland	10/08/13 10/09/13 10/10/13 10/29/13 10/30/13 10/31/13 12/19/13	10/17/13 10/18/13 10/21/13 11/06/13 11/07/13 11/08/13 12/27/13	9 9 11 8 8 8 8
	12/20/13	12/30/13	10
	12/21/13	01/02/14	10

Germany Hungary	12/19/13 12/20/13 12/23/13 12/19/13 12/20/13 12/21/13	12/27/13 12/30/13 01/02/14 12/27/13 12/30/13 12/31/13	8 10 10 8 10 8
Indonesia	08/02/13	08/14/13	12
	08/05/13 08/06/13	08/15/13 08/16/13	10 10
Ireland Italy	12/19/13 12/20/13 12/23/13 12/19/13 12/20/13 12/23/13	12/30/13 12/31/13 01/02/14 12/27/13 12/30/13 01/02/14	11 11 10 8 10 10
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8

Norway	03/25/13 03/26/13 03/27/13	04/02/13 04/03/13 04/04/13	8 8 8

	12/19/13 12/20/13 12/23/13	12/27/13 12/30/13 01/02/14	8 10 10
Philippines	12/23/13	01/02/14	10

Qatar	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/12	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	12
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13 12/18/13 12/19/13 12/20/13 12/23/13 12/24/13	12/23/13 12/27/13 12/30/13 12/31/13 01/02/14 01/03/14	10 9 11 11 10 10

Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8

Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Switzerland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Taiwan	02/05/13	02/15/13	10
	02/06/13	02/18/13	12

Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

*	Holidays are subject to change without further notice.

TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC (and is not able to cure said failure through the payment of certain penalties), all of its net taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, swaps, options, futures contracts and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements. See “Federal Tax Treatment of Futures and Options Contracts” for certain federal income tax rules regarding futures and options contracts.

Distributions from a Fund’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

            Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Thereafter, without further Congressional action, that rate will return to 20%.  In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  Without further Congressional action, the lower tax rate on qualified dividend income will not apply after December 31, 2012 and all ordinary dividends will be taxed at ordinary income tax rates.  The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.  In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

With respect to Brazil, a 6% Imposto sobre Operacхes Financeiras (“IOF”) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil with respect to fixed income trades, and a 2% IOF tax, with rates subject to change, applies to certain foreign exchange inflows into Brazil with respect to equity trades. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by a Fund, an IOF tax would not be creditable against U.S. income tax liability.

If, for any fiscal year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

            For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates.

           For taxable years beginning before January 1, 2012 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be  ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

           Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

               Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the possible applicability of the U.S. estate tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under Federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Chinese Taxes (Guggenheim Yuan Bond ETF)

Investors should note that where the Fund invests in Yuan-denominated debt securities of which the income (such as interest income) is derived from China (including Yuan-denominated debt securities issued by Chinese tax resident enterprises), if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China are subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of the Fund in Yuan-denominated debt securities of which the income (such as interest income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax by the relevant securities issuers distributing such interests; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

Under the Enterprise Income Tax Law, interests derived from government bonds are exempt from the withholding tax. In addition, under the United States – the People’s Republic of China Income Tax Convention (the “Convention”), interest of debt securities derived by the government of China, a political subdivision or local authority thereof, the Central Bank or any financial institution wholly owned by the government of China, or by any Chinese resident with respect to debt securities indirectly financed by the government of China, a political subdivision or local authority thereof, the Central Bank of China or any financial institution wholly owned by China, are exempted from the withholding tax as mentioned is in the preceding paragraph.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from Yuan-denominated debt securities issued by Chinese tax resident enterprises.  As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from Yuan-denominated debt securities received by non-resident enterprises which have no establishment or place in China such as the Fund. However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of Yuan-denominated debt securities.

Currently, the Investment Adviser and Investment Sub-Advisers have not made any provision for taxes. To ensure fairness to all shareholders, the Investment Adviser and the Investment Sub-Advisers reserve the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which the Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant Yuan-denominated debt securities) from assets of the Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from Yuan-denominated debt securities issued by Chinese tax resident enterprises, the Investment Adviser and Investment Sub-Advisers may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Investment Adviser and Investment Sub-Advisers will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Investment Adviser and Investment Sub-Advisers will be disclosed in the financial reports of the Fund.

In case of no provision for taxes being made or a difference between the Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

Chinese Taxes (Guggenheim China Real Estate ETF)

China H-shares

Investors should note that where the Fund invests in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China is subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of the Fund in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of

Enterprise Income Tax by the relevant China H-share issuers distributing such dividends; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares issued by Chinese tax resident enterprises. As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from China H-shares received by non-resident enterprises which have no establishment or place in China such as the Fund. Under the Convention, capital gains from the alienation of China H-shares of a Chinese tax resident enterprises at least 50% of the property of which consists directly or indirectly of real property situated in China is subject to withholding of Enterprise Income Tax at the rate of 10%.  However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of China H-shares traded on open stock exchanges.

Currently, the Investment Adviser and Investment Sub-Advisers have not made any provision for taxes. To ensure fairness to all shareholders, the Investment Adviser and the Investment Sub-Advisers reserve the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which the Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant China H-shares) from assets of the Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares, the Investment Adviser and Investment Sub-Advisers may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Investment Adviser and Investment Sub-Advisers will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Investment Adviser and Investment Sub-Advisers will be disclosed in the financial reports of the Fund.

In case of no provision for taxes being made or a difference between the Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

Red Chips and China N-shares

Under the current general provisions of the Enterprise Income Tax Law, the source of dividend income and capital gains derived by the Fund from investing in shares of Red Chips and China N-shares would depend on whether such Red Chips or issuers of China N-shares, as offshore incorporated companies, would be treated as Chinese tax resident enterprises under the Enterprise Income Tax Law due to their place of effective management being considered in China.

The State Administration of Taxation of China issued a tax notice, Guo Shui Fa [2009] No. 82 (“Notice 82”) that took effect from 1 January 2008, which clarifies the recognition criteria on what constitute a “place of effective management” for overseas incorporated domestically-controlled enterprises that would be relevant for the determination of China residency status under the Enterprise Income Tax Law.

Where a Red Chip company or an issuer of China N-shares falls within the recognition criteria under Notice 82, resulting in its place of effective management being considered to be in China (and thus is considered a Chinese tax resident enterprise), any dividend income paid from the Red Chip or the issuer of China N-shares or capital gains on disposal of shares in Red Chips or China N-shares would be technically considered to be China-sourced income and subject to withholding tax which is similar to that levied with respect to China H-shares as discussed under the preceding heading, when such dividends or capital gains are paid to a non-resident enterprises such as the Fund.

In any event, if the Red Chip companies or the issuers of China N-shares are not treated or declared itself as Chinese tax resident enterprises, any dividends received by, or capital gains realized by, the Fund on disposal of shares of the Red Chips or China N-shares should not be considered China-source income and therefore should not be subject to any withholding tax under Chinese laws.

Chinese Taxes (Guggenheim China Small Cap ETF)

China H-shares

Investors should note that where the Fund invests in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China is subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of the Fund in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax by the relevant China H-share issuers distributing such dividends; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares issued by Chinese tax resident enterprises. As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from China H-shares received by non-resident enterprises which have no establishment or place in China such as the Fund. Under the Convention, capital gains from the alienation of China H-shares representing a participation of 25% of the total issued China H-shares of a Chinese tax resident enterprise is subject to withholding of Enterprise Income Tax at the rate of 10%.  However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of China H-shares traded on open stock exchanges.

Currently, the Investment Adviser and Investment Sub-Advisers have not made any provision for taxes. To ensure fairness to all shareholders, the Investment Adviser and the Investment Sub-Advisers reserve the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which the Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant China H-shares) from assets of the Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares, the Investment Adviser and Investment Sub-Advisers may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Investment Adviser and Investment Sub-Advisers will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Investment Adviser and Investment Sub-Advisers will be disclosed in the financial reports of the Fund.

In case of no provision for taxes being made or a difference between the Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

Red Chips and China N-shares

Under the current general provisions of the Enterprise Income Tax Law, the source of dividend income and capital gains derived by the Fund from investing in shares of Red Chips and China N-shares would depend on whether such Red Chips or issuers of China N-shares, as offshore incorporated companies, would be treated as Chinese tax resident enterprises under the Enterprise Income Tax Law due to their place of effective management being considered in China.

The State Administration of Taxation of China issued a tax notice, Guo Shui Fa [2009] No. 82 (“Notice 82”) that took effect from 1 January 2008, which clarifies the recognition criteria on what constitute a “place of effective management” for overseas incorporated domestically-controlled enterprises that would be relevant for the determination of China residency status under the Enterprise Income Tax Law.

Where a Red Chip company or an issuer of China N-shares falls within the recognition criteria under Notice 82, resulting in its place of effective management being considered to be in China (and thus is considered a Chinese tax resident enterprise), any dividend income paid from the Red Chip company or the issuer of China N-shares or capital gains on disposal of shares in Red Chips or China N-shares would be technically considered to be China-sourced income and subject to withholding tax which is similar to that levied with respect to China H-shares as discussed under the preceding heading, when such dividends are capital gains are paid to a non-resident enterprises such as the Fund.

In any event, if the Red Chip companies or the issuers of China N-shares are not treated or declared itself as Chinese tax resident enterprises, any dividends received by, or capital gains realized by, the Fund on disposal of shares of the Red Chips or China N-shares should not be considered China-source income and therefore should not be subject to any withholding tax under Chinese laws.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from broad based index options and futures contracts that are listed on a qualified board or exchange are generally required to be marked to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

             In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How to Buy and Sell Shares - Pricing Fund Shares.”

             The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Distributions.”

General Policies. Dividends from net investment income, if any, are declared and paid annually except for the Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF, and Guggenheim Shipping ETF, which distribute quarterly, and Guggenheim Yuan Bond ETF, which distributes monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

          Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

          Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the

DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

          Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036-6797, is counsel to the Trust.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. They audit the Funds’ financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS

           The Funds’ audited financial statements, including the financial highlights for the year ended May 31, 2012, filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this SAI. You may request a copy of the Funds’ Annual Report at no charge by calling 1-800-345-7999 during normal business hours.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)	(1)	Certificate of Trust.(1)

(a)	(2)	Amended and Restated Agreement and Declaration of Trust.(8)

(b)		Bylaws of the Trust.(2)

(c)		Not applicable.

(d)	(1)	Investment Advisory Agreement between the Trust and Claymore Advisors, LLC (n/k/a., Guggenheim Funds Investment Advisers, LLC) ("Investment Adviser").(9)

(d)	(2)	Expense Reimbursement Agreement between the Trust and the Investment Adviser.(4)

(d)	(3)	Investment Subadvisory Agreement among the Trust, Guggenheim Funds Advisors, LLC, J.P. Morgan Investment Management, Inc. and JF Investment Management Inc.(13)

(e)	(1)	Distribution Agreement between the Trust and Claymore Securities, Inc. (n/k/a Guggenheim Funds Distributors, LLC)(2)

(e)	(2)	Form of Participant Agreement (equity ETFs).(10)

(e)	(3)	Form of Participant Agreement (fixed income ETFs).(11)

(f)		Not applicable.

(g)		Form of Custody Agreement between the Trust and The Bank of New York.(3)

(h)	(1)	Administration Agreement between the Trust and the Investment Adviser.(2)

(h)	(2)	Form of Transfer Agency Services Agreement between the Trust and Computershare Limited.(3)

(h)	(3)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.(3)

(h)	(4)	Form of Sub-License Agreement between the Trust and the Investment Adviser.(3)

(i)		Opinion and consent of Dechert LLP.(14)

(j)		Consent of independent registered public accounting firm.(14)

(k)		Not applicable.

(l)		Not applicable.

(m)		Distribution and Service Plan.(5)

(n)		Not applicable.

(o)		Not applicable

(p)		Code of Ethics of the Trust and the Adviser.(6)

(q)		Powers of attorney.(7)

(r)		Powers of attorney.(12)

-----------------
(1)	Previously filed as an exhibit to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on June 16, 2006.

(2)
Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on October 27, 2006.

(3)
Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on February 5, 2007.

(4)
Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on December 13, 2007.

(5)
Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on December 31, 2007.

(6)
 Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on February 14, 2008.

(7)
Previously filed as an exhibit to Post-Effective Amendment No. 31 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105; 811-21910), filed with the Securities and Exchange Commission on June 5, 2008.

(8)
Previously filed as an exhibit to Post-Effective Amendment No. 54 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105, 811-21810), filed with the Securities and Exchange Commission on September 29, 2009.

(9)
Previously filed as an exhibit to Post-Effective Amendment No. 71 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105, 811-21810), filed with the Securities and Exchange Commission on June 1, 2010.

(10)
Previously filed as an exhibit to Post-Effective Amendment No. 100 to Claymore Exchange-Traded Fund Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on August 20, 2010.

(11)
Previously filed as an exhibit to Post-Effective Amendment No. 101 to Claymore Exchange-Traded Fund Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on September 1, 2010.

(12)
Previously filed as an exhibit to Post-Effective Amendment No. 73 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105, 811-21810), filed with the Securities and Exchange Commission on September 28, 2010.

(13)
Previously filed as an exhibit to Post-Effective Amendment No. 110 to the Trust's Registration Statement on Form N-1A (File Nos. 333-135105, 811-21810), filed with the Securities and Exchange Commission on December 28, 2011.

(14)	Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a) (19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)           Guggenheim Funds Distributors, LLC, is the Trust's principal underwriter.

(b)           The following is a list of the executive officers, directors and partners of Guggenheim Funds Distributors, LLC:

Bruce R. Albelda	Chief Financial Officer

Donald Cacciapaglia	Chief Executive Officer and President

Dominick Cogliandro	Chief Operating Officer

Farhan Sharaff	Chief Investment Officer

Kevin M. Robinson	General Counsel and Secretary

Chistopher Antonow	Assitant Secretary

Jeffrey Worf	Chief Compliance Officer

(1) The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of Guggenheim Funds Investment Advisors, LLC at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle and State of Illinois on the 28th day of September, 2012.

                                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                                       By:  /s/ Donald C. Cacciapaglia
                                             -------------------------------------
                                            Donald C. Cacciapaglia
                                           Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE

*	Trustee	September 28, 2012
Randall C. Barnes

*	Trustee	September 28, 2012
Roman Friedrich III

*	Trustee	September 28, 2012
Robert B. Karn III

*	Trustee	September 28, 2012
Ronald A. Nyberg

*	Trustee	September 28, 2012
Ronald E. Toupin, Jr.

/s/Donald C. Cacciapaglia	Trustee and Chief	September 28, 2012
Donald C. Cacciapaglia	Executive Officer

/s/ John L. Sullivan	Treasurer,	September 28, 2012
John L. Sullivan	Chief Financial Officer
and Chief Accounting Officer

/s/ Kevin M. Robinson		September 28, 2012
Kevin M. Robinson
*Attorney-In-Fact, pursuant to power of attorney